                             Nuveen Investment Trust

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07619

                             Nuveen Investment Trust
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              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
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                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312 917-7700)
                                                           --------------

                      Date of fiscal year end: June 30th
                                               ---------

                      Date of reporting period: June 30th
                                                ---------

Form N-CSR is to be use by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30c-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

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Nuveen Investments
Value and Balanced Funds
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                                               Annual Report dated June 30, 2003
                                             -----------------------------------

For investors seeking long-term growth potential.

                                    [GRAPHIC]



Nuveen NWQ Multi-Cap Value Fund
Nuveen Large-Cap Value Fund
Nuveen Balanced Municipal and Stock Fund
Nuveen Balanced Stock and Bond Fund



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

                                 "No one knows
                                what the future
                               will bring, which
                                is why we think
                                a well-balanced
                               portfolio ... is
                                 an important
                                 component in
                                achieving your
                                   long-term
                               financial goals."
Dear Shareholder,

Throughout most of the period covered by this report, your Fund faced an extremely difficult market. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund spotlight sections of this report. The value funds feature portfolio management by NWQ Investment Management Company, LLC (NWQ) and Institutional Capital Corporation (ICAP), while the balanced funds are sub-advised by ICAP, with Nuveen Institutional Advisory Corp. managing the municipal portion of the Nuveen Balanced Municipal and Stock Fund. I urge you to take the time to read the portfolio managers' comments.

With the recent volatility in the market, many investors have begun to wonder which way the market is headed, and whether they need to adjust their investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Fund reports like this via e-mail and the internet. Thousands of Nuveen Fund shareholders already have signed-up, and they are getting their Fund information faster and more conveniently than ever. I urge you to consider joining them.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 15, 2003



                            Annual Report l Page 1

  Portfolio Manager's Comments for the Nuveen NWQ Multi-Cap Value Fund

  Effective after the close of business on December 6, 2002, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Nuveen NWQ Multi-Cap Value Fund commenced operations on Monday, December 9, 2002.

  Despite the change in name, the Fund utilizes the same portfolio manager and investment strategy that was employed previously. The Fund continues to be subadvised by NWQ Investment Management Company, LLC (NWQ), a wholly owned subsiduary of Nuveen Investments, Inc. Recently we spoke with Jon Bosse, Chief Investment Officer of NWQ and the Fund's portfolio manager, about economic conditions and the Fund's performance during the one-year period that ended June 30, 2003.

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What kind of market environment did the Fund encounter during this reporting period?

The reporting period was fraught with numerous obstacles, including corporate accounting fraud, terrorism fears and the war in Iraq. Many stocks languished for most of the year under these pressures; however, a strong spring rally lifted many prices off their 52-week lows. Compelling valuations, the passage of a stimulative tax plan and earnings that surpassed lowered expectations were among the catalysts behind this rally. Although the U.S. economy showed modest, but definite, signs of a recovery from its 2001 recessionary levels, corporate earnings were supported by operating leverage from previous cost reductions. We think it is unlikely stock prices can maintain their robust upward momentum without a sustainable pickup in economic growth and improved earnings visibility.

In this environment, how did the Fund perform?

We were very pleased to have generated strongly positive results for our clients over the twelve months ended June 30, 2003, despite the generally difficult investing environment. The Fund's results, as well as the performance of several appropriate benchmarks, are available in the table on the next page. We credit our opportunistic approach and focus on downside protection as the primary contributors to our outperformance relative to the indexes shown. We correctly identified what we believed was a historic opportunity to purchase many small- and mid-capitalization technology companies at extremely depressed valuations, and also overweighted the portfolio with mortgage stocks with the belief that their earnings would be both greater and more sustainable than many were expecting. Both of these sectors were significant contributors to performance for the period shown.

What was your strategy in managing the Fund during the past 12 months?

We employed a consistent, opportunistic approach to investing, utilizing a bottom-up strategy that focused on identifying attractively valued companies which possessed favorable risk/reward characteristics and emerging catalysts that we believed would unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of undervalued assets, or a turn in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just their income statement. We continue to believe that a cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

Given recent market conditions, how did you apply this management strategy?

Increased volatility in the market environment this past year provided us the opportunity to take advantage of extremely compelling equity valuations. As mentioned earlier, we made significant purchases in the technology sector where we had identified a number of companies

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The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 2

Class A Shares--
One-Year Total Returns on NAV as of 6/30/03
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                  Nuveen NWQ Multi-Cap Value Fund/1/    12.12%
                  Russell 3000 Value Index/2/           -1.23%
                  S&P 500 Index/3/                       0.25%
                  Lipper Multi-Cap Value Funds Index/4/  2.13%
                  ----------------------------------    ------

that met our investment criteria. These companies were industry leaders, had tremendous balance sheets, stabilizing fundamentals and were selling at very depressed valuations. In several instances, companies were trading at discounts to their net cash in the bank. All of these companies were significant positive performers for the Fund over this period. We made similar opportunistic purchases in the finance sector, particularly in the insurance and specialty lending areas.

What were some of the stocks that most helped the Fund's performance?

Although numerous holdings contributed to the Fund's strong performance in the past twelve months, the opportunistic purchases we made in the technology sector played a significant factor.
During the past 9-12 months, we have carried the highest technology weight since beginning the Multi-Cap Value strategy in 1990. Our technology investments benefited from a stabilization of revenues, an increase in optimism about a rebound in capital spending, and previous cost-cutting measures that have helped cash flows and operating earnings. Significant contributors to performance in the quarter included Amdocs Ltd and Computer Associates, among others. Anticipation of increased merger activity has also been bullish for these stocks (several deals have already been announced). Recently, however, we have been reducing our technology exposure as risk/reward and valuations have become less compelling.

Outside of the technology sector, other contributors to the Fund's strong performance include our mortgage investments in Countrywide Financial and IndyMac Bancorp, which benefited from historically low interest rates and record refinance and home purchase activity. Origination volume (purchase and refinance combined) is expected to surpass a startling $3.5 trillion in 2003, up from $2.6 trillion last year. Our thesis on mortgage investments - that earnings would be both greater and more sustainable than expected - turned out to be correct, and we believe this situation will persist into the future. Other stellar performers in the finance sector included insurance underwriter AON Corp, and automobile finance company AmeriCredit. Our investment in Aetna appreciated as the company's continued restructuring efforts and lower medical cost trends drove profitability levels higher, and Liberty Media rose from depressed levels after the company indicated that it would seek to monetize some of its non-core assets. Liberty also announced plans to exercise its rights to acquire the 57.5 percent interest in QVC that it did not already own.

Which of your investments hurt overall Fund performance?

Although the stocks have made a substantial recovery from their mid-March lows, capital- funding pressures resulted in property casualty insurers Hartford Financial Services and PMA Capital registering declines for the twelve-months ended June 30, 2003. Ongoing asbestos liability also weighed heavily on the shares of Hartford


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1Performance figures are for Class A shares at net asset value as of June 30, 2003. Class A share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in expenses, which are primarily differences in service fees. Current performance may be more or less than the performance shown.
2The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with higher book-to-price ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
3The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.
4The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Fund category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

                            Annual Report l Page 3

Financial Services. We remain optimistic on our insurance investments going forward as the capital-funding issues have improved, and Congress may in fact pass some form of asbestos tort reform later this year. The pricing environment for the industry has also improved significantly. FelCor Lodging Trust, a hotel REIT, was weak as the travel and lodging industry endured a challenging business environment due to the depressed economy and war concerns. Increased competition from outpatient surgery centers and a weak economy resulted in lower admission trends, pressuring hospital operator HCA Inc.

What do you see ahead for the markets and the Fund?

Rather than focus on what we cannot control (interest rates, inflation, economic growth), we intend to concentrate our efforts on identifying compelling investment opportunities which possess attractive valuation, favorable risk/reward and downside protection characteristics, and catalysts to improve profitability or recognize value. We will continue to utilize our highly disciplined and seasoned team of analysts, a number of whom have primary work experience in the industries they cover. Although the recent spring rally in stocks has broadly made valuations less attractive, we continue to see many pockets of opportunity.
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen NWQ Multi-Cap Value Fund/1,2,3,4/

                                    [CHART]

                                              Lipper
                                             Multi-Cap    Russell
             Nuveen NWQ       Nuveen NWQ       Value       3000         S&P
          Multi-Cap Value  Multi-Cap Value     Funds       Value        500
  Date      Fund (Offer)      Fund (NAV)       Index       Index       Index
--------  ---------------  ---------------  ----------  ----------  ----------
11/04/97     $9,425.00       $10,000.00     $10,000.00  $10,000.00  $10,000.00
11/30/97      9,074.60         9,628.22      10,213.00   10,409.00   10,463.00
12/31/97      9,336.52         9,906.12      10,435.64   10,718.15   10,642.96
01/31/98      9,249.75         9,814.05      10,411.64   10,562.73   10,761.10
02/28/98      9,926.16        10,531.74      11,127.96   11,266.21   11,536.98
03/31/98     10,668.05        11,318.88      11,627.61   11,933.17   12,127.67
04/30/98     10,854.17        11,516.36      11,692.72   12,010.74   12,250.16
05/31/98     10,324.69        10,954.58      11,433.14   11,808.96   12,039.46
06/30/98     10,557.86        11,201.97      11,420.57   11,940.04   12,528.26
07/31/98     10,075.72        10,690.41      10,978.59   11,664.22   12,395.46
08/31/98      8,257.88         8,761.67       9,298.87    9,920.42   10,603.07
09/30/98      8,670.02         9,198.96       9,683.84   10,488.86   11,282.73
10/31/98      9,401.65         9,975.22      10,480.82   11,259.79   12,200.02
11/30/98      9,681.76        10,272.43      10,933.59   11,766.48   12,939.34
12/31/98     10,003.53        10,613.82      11,115.09   12,164.19   13,684.65
01/31/99     10,436.75        11,073.48      11,153.99   12,232.31   14,256.66
02/28/99      9,971.11        10,579.42      10,894.10   12,008.46   13,813.28
03/31/99     10,489.30        11,129.23      11,194.78   12,231.82   14,365.81
04/30/99     11,641.06        12,351.26      12,190.00   13,373.04   14,921.77
05/31/99     11,808.81        12,529.24      12,126.61   13,264.72   14,569.62
06/30/99     12,165.66        12,907.86      12,517.09   13,657.36   15,378.23
07/31/99     11,671.05        12,383.07      12,091.51   13,262.66   14,898.43
08/31/99     11,110.55        11,788.38      11,675.56   12,771.94   14,825.43
09/30/99     10,682.76        11,334.49      11,172.34   12,338.97   14,419.21
10/31/99     11,190.99        11,873.73      11,517.57   12,979.37   15,331.95
11/30/99     11,377.73        12,071.86      11,512.96   12,888.51   15,643.18
12/31/99     12,059.98        12,795.74      11,775.45   12,972.29   16,564.57
01/31/00     11,217.80        11,902.18      11,267.93   12,554.58   15,733.03
02/29/00     10,395.23        11,029.42      10,675.24   11,736.02   15,435.67
03/31/00     12,073.22        12,809.78      11,803.61   13,063.36   16,945.28
04/30/00     11,755.78        12,472.98      11,781.19   12,926.20   16,435.23
05/31/00     12,001.38        12,733.56      11,944.94   13,039.95   16,098.31
06/30/00     11,566.08        12,271.70      11,685.74   12,510.53   16,495.93
07/31/00     11,687.89        12,400.94      11,785.07   12,684.42   16,238.60
08/31/00     12,516.84        13,280.47      12,533.42   13,380.80   17,247.01
09/30/00     12,400.22        13,156.73      12,359.20   13,490.52   16,336.37
10/31/00     12,703.77        13,478.80      12,653.35   13,796.75   16,267.76
11/30/00     12,194.15        12,938.10      12,186.44   13,298.69   14,985.86
12/31/00     13,425.99        14,245.08      12,911.54   14,012.83   15,059.29
01/31/01     13,761.09        14,600.63      13,399.59   14,088.50   15,593.89
02/28/01     13,482.00        14,304.51      13,032.45   13,722.20   14,171.73
03/31/01     13,393.59        14,210.71      12,575.01   13,255.65   13,273.24
04/30/01     13,851.63        14,696.69      13,389.87   13,902.52   14,304.58
05/31/01     14,166.06        15,030.30      13,685.78   14,218.11   14,400.42
06/30/01     14,181.16        15,046.33      13,454.49   13,965.03   14,050.49
07/31/01     14,434.31        15,314.92      13,437.00   13,916.15   13,912.79
08/31/01     14,041.96        14,898.64      12,938.49   13,392.90   13,041.85
09/30/01     12,847.37        13,631.16      11,612.29   12,412.54   11,988.07
10/31/01     12,827.01        13,609.56      11,851.51   12,334.34   12,217.04
11/30/01     13,764.81        14,604.57      12,709.56   13,063.30   13,154.09
12/31/01     14,207.66        15,074.44      13,078.13   13,405.56   13,269.84
01/31/02     14,402.28        15,280.93      12,908.12   13,322.45   13,076.10
02/28/02     14,498.31        15,382.82      12,739.02   13,347.76   12,823.74
03/31/02     15,274.47        16,206.34      13,388.71   14,007.14   13,305.91
04/30/02     15,534.69        16,482.43      12,995.08   13,600.93   12,499.57
05/31/02     15,542.36        16,490.57      12,982.09   13,626.77   12,407.07
06/30/02     14,332.63        15,207.04      11,988.96   12,882.75   11,523.69
07/31/02     12,925.93        13,714.52      10,993.88   11,631.84   10,625.99
08/31/02     13,284.98        14,095.47      11,168.68   11,709.77   10,695.06
09/30/02     11,199.63        11,882.89       9,957.99   10,440.43    9,532.51
10/31/02     12,008.18        12,740.77      10,490.75   11,169.17   10,371.37
11/30/02     13,517.69        14,342.38      11,272.31   11,885.12   10,982.24
12/31/02     12,950.80        13,740.90      10,775.20   11,369.30   10,337.59
01/31/03     13,258.89        14,067.78      10,553.23   11,090.75   10,066.74
02/28/03     12,675.72        13,449.03      10,282.01   10,790.19    9,915.74
03/31/03     12,697.72        13,472.38      10,321.08   10,815.01   10,011.92
04/30/03     13,996.10        14,849.98      11,217.98   11,772.14   10,836.91
05/30/03     15,987.69        16,963.06      12,155.81   12,563.23   11,408.01
06/30/03     16,064.71        17,044.78      12,244.55   12,724.04   11,554.03


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Thegraph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
1The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but do not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.
2The Lipper Multi-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Multi-Cap Value Fund category. An index is not available for direct investment.
3The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with higher price-to-book ratios and lower forecasted growth values. An index is not available for direct investment.
4The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.


                            Annual Report l Page 4

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03                   Nuveen NWQ Multi-Cap Value Fund
================================================================================

             Quick Facts
                               A Shares B Shares C Shares R Shares
             -----------------------------------------------------
             NAV                 $14.60   $14.61   $14.62   $14.57
             -----------------------------------------------------
             Commencement Date 12/09/02 12/09/02 12/09/02 11/04/97
             -----------------------------------------------------

                  Average Annual Total Returns as of 6/30/03/1/

                  A Shares                         NAV   Offer
                  ---------------------------------------------
                  1-Year                         12.12%   5.66%
                  ---------------------------------------------
                  5-Year                          8.75    7.46
                  ---------------------------------------------
                  Since Inception                 9.89    8.75
                  ---------------------------------------------

                  B Shares                    w/o CDSC  w/CDSC
                  ---------------------------------------------
                  1-Year                         11.27%   7.27%
                  ---------------------------------------------
                  5-Year                          7.95    7.80
                  ---------------------------------------------
                  Since Inception                 9.07    8.96
                  ---------------------------------------------

                  C Shares                         NAV
                  ---------------------------------------------
                  1-Year                         11.35%
                  ---------------------------------------------
                  5-Year                          7.97
                  ---------------------------------------------
                  Since Inception                 9.09
                  ---------------------------------------------

                  R Shares                         NAV
                  ---------------------------------------------
                  1-Year                         12.55%
                  ---------------------------------------------
                  5-Year                          9.06
                  ---------------------------------------------
                  Since Inception                10.20
                  ---------------------------------------------
                  Equity Diversification/2/
                  Financials                             30.61%
                  ---------------------------------------------
                  Information Technology                 15.63
                  ---------------------------------------------
                  Energy                                 10.43
                  ---------------------------------------------
                  Materials                               8.70
                  ---------------------------------------------
                  Industrials                             5.66
                  ---------------------------------------------
                  Telecommunication Services              5.11
                  ---------------------------------------------
                  Consumer Staples                        4.65
                  ---------------------------------------------
                  Consumer Discretionary                  4.34
                  ---------------------------------------------
                  Healthcare                              3.61
                  ---------------------------------------------
                  Utilities                               0.87
                  ---------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Common Stocks                 89.61%
Convertible Bonds              0.97
Short-Term Investments         9.42

              Top Five Stock Holdings/2/
              Computer Associates International, Inc.        4.41%
              ----------------------------------------------------
              IndyMac Bancorp, Inc.                          3.75
              ----------------------------------------------------
              Countrywide Financial Corporation              3.41
              ----------------------------------------------------
              ConocoPhillips                                 3.27
              ----------------------------------------------------
              Altria Group, Inc.                             3.11
              ----------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                           $32,118
              ----------------------------------------------------
              Beta/3/                                        0.93
              ----------------------------------------------------
              Average Market Capitalization (Stocks)  $17 billion
              ----------------------------------------------------
              Number of Stocks                                 46
              ----------------------------------------------------
              Expense Ratio/4/                               1.66%
              ----------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Class R share returns are actual and reflect the performance of the predecessor funds. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge
 (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.
2As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
3Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement.

                            Annual Report l Page 5

  Portfolio Managers' Comments for the Nuveen Large-Cap Value,
  Balanced Stock and Bond, and Balanced Municipal and Stock Funds

  The Nuveen Large-Cap Value, Balanced Stock and Bond, and Balanced Municipal and Stock Funds feature equity management by Institutional Capital Corporation (ICAP). The municipal portion of the Nuveen Balanced Municipal and Stock Fund is managed by Nuveen Institutional Advisory Corp. (NIAC). We recently asked Rob Lyon, president and chief investment officer of ICAP, and Tom Spalding of NIAC to discuss the economic and market environment, key portfolio management strategies and the performance of these three Funds for the twelve months ended June 30, 2003.

--------------------------------------------------------------------------------

What were some of the most significant market factors affecting the Funds' performance?

There were two entirely different sets of market conditions during the twelve months ended June 30, 2003. During the first nine months of the period, the stock market fell steadily, with the exception of a brief time in October and November 2002. The market's decline could be attributed to a variety of factors, including continued high energy prices, lower-than-anticipated corporate spending, disappointing corporate earnings and growing anticipation of a war in Iraq. In this environment, the broad stock market, as measured by the S&P 500 Index, fell 17 percent between June 30, 2002, and March 31, 2003.

During the final quarter of the reporting period, the market environment began changing for the better. Stocks' stronger performance stemmed from continued low interest rates, the Federal Reserve Board's stated willingness to fight deflation through monetary stimulus, a more favorable tax environment for dividend-paying stocks, a swift deposing of the Iraqi regime and preliminary prospects for peace between Israel and the Palestinian Authority. The S&P 500 Index rose over 15 percent during the second quarter of 2003.

The municipal bond market, meanwhile, enjoyed a very favorable environment for the majority of the twelve-month period. With interest rates near historic lows, inflation under control and economic growth relatively sluggish, investors were attracted to municipal securities during the period, especially high quality bonds. Late in the period, however, municipal bond yields began rising and their prices fell. This change reflected the growing perception among some investors that interest rates may rise in the near future.

In this environment, how did the Funds perform?

The table on the next page provides performance information for each Fund (Class A shares at net asset value) for the twelve months ended June 30, 2003. The table also compares each Fund's performance to that of the appropriate benchmarks.

Disappointing stock selection was the primary reason for the Funds' underperformance relative to their benchmarks. As we will discuss shortly, several of our holdings did not perform as expected and made up a substantial portion of the gap between the Funds' results and those of the indexes.

What was your approach to managing the equity portion of the Funds?

Our investment approach continued to focus on investing in companies that we believed had good overall business prospects and a catalyst that could trigger significant share-price appreciation in the future. In addition, we remained attracted to companies run by management teams that we believed were capable and credible. We also looked to invest in companies that, in our opinion, were financially strong and trading at a compelling valuation. In particular, we liked companies with strong balance sheets, stable or rising earnings and solid credit ratings.

Early in the period, we tended to avoid companies that we believed would need a worldwide economic recovery to prosper. As the period progressed and signs of a potential economic rebound appeared, however, we looked increasingly to stocks that we believed could benefit from an improved business

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                            Annual Report l Page 6

Class A Shares--
One-Year Total Returns on NAV as of 6/30/03
--------------------------------------------------------------------------------

                 Nuveen Large-Cap Value Fund/1/........ -6.28%
                 Lipper Large-Cap Value Funds Index/2/. -2.13%
                 Russell 1000 Value Index/3/........... -1.02%
                 S&P 500 Index/4/......................  0.25%
                 ---------------------------------------------

                 Nuveen Balanced Municipal and Stock
                   Fund/1/............................. -0.25%
                 Lipper Balanced Funds Index/5/........  3.49%
                 Lehman Brothers 10-Year Municipal Bond
                   Index/6/............................  9.19%
                 S&P 500 Index/4/......................  0.25%
                 ---------------------------------------------

                 Nuveen Balanced Stock and Bond Fund/1/ -0.99%
                 Lipper Balanced Funds Index/5/........  3.49%
                 Lehman Brothers Intermediate Treasury
                   Index/7/............................  8.23%
                 S&P 500 Index/4/......................  0.25%
                 ---------------------------------------------

climate. This approach led us to establish positions in cruise operator Carnival, health insurer Anthem and automotive parts maker Johnson Controls, as well as add to the Funds' holdings in the utilities and telecommunications sectors.

On June 30, 2003, the Funds' largest sector weighting was in financial stocks. We believe that companies in this sector may benefit from the current environment of low and stable interest rates, and be rewarded for their strong balance sheets and credit quality.

Were there any stocks that helped the performance of the Funds?

Hewlett-Packard, a large maker of personal computers and other technology products, performed well, as the company continued to realize substantial cost savings from its 2002 acquisition of Compaq Computer. Citigroup, the world's largest financial services business, also helped results; the company benefited from the low interest rate environment. Cable network operator Liberty Media also delivered solid results, thanks to an improved climate for advertising spending. Finally, EnCana, a Canadian oil and gas producer, benefited from rising natural gas prices.

What were some of the holdings that hurt performance?

The Funds' weakest stock during the twelve-month period was Sears, the large U.S. retailer. Sears struggled with challenges facing its credit card division, traditionally the source of much of the company's profits. Restaurant giant McDonald's results slowed as well, as the company faced declining sales and weaker-than-expected results from European franchises. Electronic Data Systems, which provides systems management and other technology consulting services, and Koninklijke (Royal) Philips Electronics, a leading semiconductor maker, were hurt by an ongoing slowdown in corporate technology spending. Finally, Cigna, a large health insurer, experienced declining earnings after the company had difficulty implementing a new computer system. All but Philips were sold from the Funds during the period.

How did you manage the municipal portion of the Balanced Municipal and Stock
Fund?

As the period progressed, our conviction increased that stocks may represent a better future value than


--------------------------------------------------------------------------------

1Performance figures are quoted for Class A shares at net asset value as of June 30, 2003. Current performance may be more or less than the performance shown.
2The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
3The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth value. An index is not available for direct investment.
4The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
5The Lipper Balanced Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Balanced Fund category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.
6The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
7The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report l Page 7
municipal bonds. Accordingly, as of June 30, 2003, the Fund was 45 percent invested in equities, 55 percent in municipals. (At the beginning of the period, by contrast, the Fund's asset allocation was 42 percent equities, 58 percent municipals.)

As municipal securities were outperforming, we gradually let the portfolio's average maturity and duration drift lower because we believed that securities on the short end of the yield curve offered better value for shareholders. With interest rates remaining low, we kept portfolio turnover relatively modest during the period. When we did make trades, we invested in a wide variety of general revenue bonds.

What do you see ahead for the markets and the Funds?

We see on the horizon a number of favorable signs for the economy. The Federal Reserve continues to battle deflation and inflation simultaneously; a balancing act that, in our opinion, has been successful so far. Recent tax relief legislation may also add to economic growth and, because of the reduction in dividend taxes, add to equity performance as well. In this environment, we plan to stick to our team-driven stock-selection approach and invest in companies that we believe have solid balance sheets and strong management teams. As our confidence increases that the economy is recovering, we expect to continue to focus on companies we believe may be positioned to benefit from a stronger economy.

With respect to the Balanced Municipal and Stock Fund, we are comfortable with the Fund's current asset allocation. We will continue to monitor changes in the municipal market. If longer- maturity bonds begin to follow the lead of their shorter counterparts, we may increasingly look to those securities for future investment opportunities.


--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Large-Cap Value Fund/1,2,3,4/

                                [CHART]



                Nuveen         Nuveen                   Russell     Lipper
               Large-Cap     Large-Cap         S&P       1000      Large-Cap
              Value Fund    Value Fund         500       Value    Value Funds
   Date          (NAV)        (Offer)         Index      Index       Index
----------    ----------    ----------        -----      -----    -----------
08/31/1996       10000          9425          10000      10000       10000
09/30/1996       10414          9815          10562      10398       10490
10/31/1996       10864         10239          10854      10800       10711
11/30/1996       11638         10969          11673      11583       11478
12/31/1996       11371         10717          11442      11435       11284
01/31/1997       11951         11264          12156      11990       11854
02/28/1997       12036         11344          12252      12166       11949
03/31/1997       11784         11106          11749      11728       11493
04/30/1997       12360         11650          12450      12221       12004
05/31/1997       13026         12277          13208      12904       12695
06/30/1997       13617         12834          13799      13457       13225
07/31/1997       14626         13785          14896      14469       14222
08/31/1997       14007         13201          14062      13954       13613
09/30/1997       14776         13926          14832      14797       14310
10/31/1997       14356         13531          14337      14384       13878
11/30/1997       14368         13542          15001      15020       14333
12/31/1997       14496         13662          15258      15459       14497
01/31/1998       14577         13739          15427      15239       14517
02/28/1998       15670         14769          16539      16265       15472
03/31/1998       16030         15109          17385      17260       16159
04/30/1998       16473         15526          17560      17376       16324
05/31/1998       16479         15532          17258      17119       16046
06/30/1998       16555         15603          17959      17338       16347
07/31/1998       15949         15032          17768      17032       16064
08/31/1998       13332         12565          15202      14498       13871
09/30/1998       13801         13008          16176      15330       14538
10/31/1998       14715         13869          17490      16518       15703
11/30/1998       15371         14487          18550      17288       16504
12/31/1998       15932         15016          19618      17876       17141
01/31/1999       16723         15761          20438      18019       17425
02/28/1999       16104         15178          19803      17765       17026
03/31/1999       16577         15624          20595      18133       17544
04/30/1999       17945         16913          21393      19826       18577
05/31/1999       17889         16861          20888      19608       18259
06/30/1999       18605         17535          22047      20177       19065
07/31/1999       17704         16686          21359      19586       18523
08/31/1999       17154         16167          21253      18859       18186
09/30/1999       16824         15857          20671      18201       17513
10/31/1999       17608         16596          21979      19249       18357
11/30/1999       17890         16862          22426      19099       18422
12/31/1999       18264         17214          23746      19191       18989
01/31/2000       17990         16956          22553      18565       18186
02/29/2000       17317         16322          22126      17186       17420
03/31/2000       18547         17480          24289      19282       19016
04/30/2000       18467         17405          23559      19059       18805
05/31/2000       18301         17249          23075      19259       18818
06/30/2000       17615         16602          23644      18379       18611
07/31/2000       17477         16472          23276      18608       18527
08/31/2000       18425         17365          24721      19643       19600
09/30/2000       18620         17549          23416      19824       19290
10/31/2000       19192         18088          23317      20311       19444
11/30/2000       18721         17645          21480      19558       18610
12/31/2000       19627         18499          21585      20538       19360
01/31/2001       19956         18809          22351      20616       19521
02/28/2001       19700         18567          20313      20043       18580
03/31/2001       18866         17781          19025      19335       17857
04/30/2001       19940         18793          20503      20282       18870
05/31/2001       20333         19163          20641      20739       19174
06/30/2001       19555         18431          20139      20278       18652
07/31/2001       19459         18340          19942      20236       18525
08/31/2001       18449         17389          18694      19424       17658
09/30/2001       17504         16497          17183      18057       16281
10/31/2001       17752         16731          17511      17902       16387
11/30/2001       18618         17547          18854      18942       17437
12/31/2001       19174         18071          19020      19389       17700
01/31/2002       18595         17526          18743      19239       17373
02/28/2002       18410         17351          18381      19270       17277
03/31/2002       19125         18026          19072      20182       18039
04/30/2002       18571         17503          17916      19489       17271
05/31/2002       18595         17526          17784      19587       17293
06/30/2002       17140         16154          16517      18463       16088
07/31/2002       15741         14836          15231      16746       14698
08/31/2002       15854         14942          15330      16873       14796
09/30/2002       13755         12964          13663      14997       13086
10/31/2002       14173         13358          14866      16108       14047
11/30/2002       15058         14192          15741      17123       14927
12/31/2002       14367         13540          14817      16380       14217
01/31/2003       14359         13533          14429      15983       13878
02/28/2003       14100         13289          14213      15556       13531
03/31/2003       14213         13396          14351      15583       13523
04/30/2003       15230         14354          15533      16954       14665
05/31/2003       15844         14933          16352      18049       15568
06/30/2003       16086         15161          16561      18275       15745


--------------------------------------------------------------------------------

The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
1The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but to not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.
2The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
3The Lipper Large-Cap Value Funds Index return represents the average annualized total return of the 30 largest funds in the Lipper Large-Cap Value Fund category. An index is not available for direct investment.
4The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with higher price-to-book ratios and lower forecasted growth values. An index is not available for direct investment.

                            Annual Report l Page 8

     Growth of an Assumed $10,000 Investment

     Nuveen Balanced Municipal and Stock Fund/1,2,3/

                                    [CHART]

            Nuveen Municipal  Nuveen Municipal       S&P       Lehman Brothers
                and Stock         and Stock          500      10-Year Municipal
   Date        Fund (Offer)      Fund (NAV)         Index           Index
----------  ----------------  ----------------     ------   --------------------
 8/31/1996        9,425           10,000           10,000           10,000
 9/30/1996        9,643           10,231           10,562           10,103
10/31/1996        9,862           10,463           10,854           10,230
11/30/1996       10,266           10,892           11,673           10,437
12/31/1996       10,196           10,818           11,442           10,390
 1/31/1997       10,403           11,038           12,156           10,431
 2/28/1997       10,510           11,151           12,252           10,529
 3/31/1997       10,374           11,006           11,749           10,387
 4/30/1997       10,607           11,254           12,450           10,464
 5/31/1997       10,918           11,584           13,208           10,613
 6/30/1997       11,177           11,858           13,799           10,730
 7/31/1997       11,716           12,431           14,896           11,031
 8/31/1997       11,428           12,125           14,062           10,924
 9/30/1997       11,780           12,499           14,832           11,063
10/31/1997       11,656           12,368           14,337           11,122
11/30/1997       11,708           12,422           15,001           11,173
12/31/1997       11,860           12,584           15,258           11,349
 1/31/1998       11,957           12,687           15,427           11,475
 2/28/1998       12,375           13,129           16,539           11,474
 3/31/1998       12,527           13,291           17,385           11,466
 4/30/1998       12,634           13,405           17,560           11,403
 5/31/1998       12,772           13,551           17,258           11,597
 6/30/1998       12,821           13,603           17,959           11,640
 7/31/1998       12,607           13,376           17,768           11,658
 8/31/1998       11,766           12,484           15,202           11,861
 9/30/1998       12,041           12,776           16,176           12,038
10/31/1998       12,393           13,149           17,490           12,043
11/30/1998       12,643           13,414           18,550           12,079
12/31/1998       12,849           13,633           19,618           12,116
 1/31/1999       13,151           13,953           20,438           12,302
 2/28/1999       12,937           13,726           19,803           12,191
 3/31/1999       13,065           13,862           20,595           12,185
 4/30/1999       13,489           14,312           21,393           12,218
 5/31/1999       13,412           14,231           20,888           12,132
 6/30/1999       13,525           14,350           22,047           11,907
 7/31/1999       13,292           14,103           21,359           11,986
 8/31/1999       13,069           13,866           21,253           11,942
 9/30/1999       12,978           13,769           20,671           11,983
10/31/1999       13,185           13,990           21,979           11,898
11/30/1999       13,351           14,166           22,426           12,027
12/31/1999       13,445           14,265           23,746           11,965
 1/31/2000       13,286           14,097           22,553           11,916
 2/29/2000       13,124           13,925           22,126           12,010
 3/31/2000       13,650           14,483           24,289           12,244
 4/30/2000       13,592           14,421           23,559           12,183
 5/31/2000       13,445           14,265           23,075           12,111
 6/30/2000       13,413           14,231           23,644           12,440
 7/31/2000       13,475           14,297           23,276           12,612
 8/31/2000       13,825           14,669           24,721           12,807
 9/30/2000       13,839           14,683           23,416           12,749
10/31/2000       14,002           14,857           23,317           12,879
11/30/2000       13,877           14,723           21,480           12,948
12/31/2000       14,279           15,151           21,585           13,252
 1/31/2001       14,453           15,335           22,351           13,423
 2/28/2001       14,385           15,262           20,313           13,446
 3/31/2001       14,127           14,989           19,025           13,560
 4/30/2001       14,420           15,300           20,503           13,394
 5/31/2001       14,617           15,509           20,641           13,540
 6/30/2001       14,432           15,312           20,139           13,621
 7/31/2001       14,468           15,350           19,942           13,808
 8/31/2001       14,258           15,128           18,694           14,044
 9/30/2001       13,940           14,791           17,183           14,024
10/31/2001       14,084           14,944           17,511           14,198
11/30/2001       14,066           14,924           18,854           14,015
12/31/2001       13,874           14,721           19,020           13,866
 1/31/2002       13,526           14,351           18,743           14,128
 2/28/2002       13,563           14,390           18,381           14,330
 3/31/2002       13,699           14,534           19,072           14,035
 4/30/2002       13,625           14,457           17,916           14,361
 5/31/2002       13,668           14,502           17,784           14,428
 6/30/2002       13,254           14,062           16,517           14,607
 7/31/2002       12,821           13,603           15,231           14,801
 8/31/2002       12,868           13,653           15,330           14,994
 9/30/2002       12,287           13,037           13,663           15,352
10/31/2002       12,346           13,099           14,866           15,073
11/30/2002       12,648           13,420           15,741           14,949
12/31/2002       12,495           13,257           14,817           15,276
 1/31/2003       12,473           13,234           14,429           15,194
 2/28/2003       12,438           13,197           14,213           15,457
 3/31/2003       12,409           13,166           14,351           15,465
 4/30/2003       12,808           13,590           15,533           15,581
 5/31/2003       13,157           13,960           16,352           16,026
 6/30/2003       13,227           14,034           16,561           15,949


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Growth of an Assumed $10,000 Investment

     Nuveen Balanced Stock and Bond Fund/1,2,4/

                                    [CHART]

            Nuveen Balanced  Nuveen Balanced           Lehman Brothers
            Stock and Bond   Stock and Bond   S&P 500   Intermediate
   Date      Fund (Offer)      Fund (NAV)      Index   Treasury Index
----------  ---------------  ---------------  -------  ---------------
08/31/1996        9425            10000        10000        10000
09/30/1996        9712            10305        10562        10128
10/31/1996       10051            10665        10854        10294
11/30/1996       10595            11242        11673        10418
12/31/1996       10461            11099        11442        10361
01/31/1997       10813            11473        12156        10400
02/28/1997       10862            11524        12252        10415
03/31/1997       10686            11338        11749        10354
04/30/1997       10981            11651        12450        10470
05/31/1997       11290            11979        13208        10552
06/30/1997       11602            12310        13799        10642
07/31/1997       12186            12929        14896        10841
08/31/1997       11840            12562        14062        10797
09/30/1997       12259            13007        14832        10915
10/31/1997       12156            12897        14337        11043
11/30/1997       12165            12908        15001        11068
12/31/1997       12279            13028        15258        11159
01/31/1998       12395            13151        15427        11308
02/28/1998       12946            13735        16539        11294
03/31/1998       13164            13968        17385        11328
04/30/1998       13404            14222        17560        11381
05/31/1998       13444            14264        17258        11459
06/30/1998       13537            14363        17959        11536
07/31/1998       13219            14025        17768        11581
08/31/1998       11890            12616        15202        11810
09/30/1998       12386            13142        16176        12095
10/31/1998       12927            13716        17490        12119
11/30/1998       13329            14143        18550        12074
12/31/1998       13649            14482        19618        12120
01/31/1999       14100            14960        20438        12174
02/28/1999       13591            14420        19803        11996
03/31/1999       13916            14765        20595        12075
04/30/1999       14706            15603        21393        12109
05/31/1999       14585            15475        20888        12031
06/30/1999       14917            15827        22047        12053
07/31/1999       14472            15355        21359        12064
08/31/1999       14175            15040        21253        12088
09/30/1999       14079            14938        20671        12182
10/31/1999       14510            15395        21979        12198
11/30/1999       14637            15530        22426        12203
12/31/1999       14834            15739        23746        12169
01/31/2000       14660            15554        22553        12136
02/29/2000       14401            15279        22126        12231
03/31/2000       15154            16078        24289        12386
04/30/2000       15067            15987        23559        12377
05/31/2000       14980            15894        23075        12429
06/30/2000       14733            15632        23644        12608
07/31/2000       14709            15607        23276        12693
08/31/2000       15288            16221        24721        12825
09/30/2000       15387            16326        23416        12924
10/31/2000       15764            16725        23317        13009
11/30/2000       15587            16538        21480        13197
12/31/2000       16203            17192        21585        13417
01/31/2001       16446            17449        22351        13575
02/28/2001       16344            17341        20313        13700
03/31/2001       15885            16854        19025        13808
04/30/2001       16456            17460        20503        13753
05/31/2001       16700            17718        20641        13809
06/30/2001       16263            17255        20139        13859
07/31/2001       16321            17317        19942        14110
08/31/2001       15780            16743        18694        14232
09/30/2001       15315            16250        17183        14527
10/31/2001       15581            16531        17511        14748
11/30/2001       16060            17039        18854        14581
12/31/2001       16306            17301        19020        14511
01/31/2002       16007            16984        18743        14561
02/28/2002       15968            16942        18381        14671
03/31/2002       16250            17241        19072        14447
04/30/2002       16132            17117        17916        14705
05/31/2002       16224            17214        17784        14807
06/30/2002       15413            16354        16517        14987
07/31/2002       14704            15601        15231        15287
08/31/2002       14835            15740        15330        15448
09/30/2002       13669            14503        13663        15744
10/31/2002       13881            14728        14866        15716
11/30/2002       14376            15253        15741        15570
12/31/2002       14079            14938        14817        15859
01/31/2003       14046            14903        14429        15813
02/28/2003       13986            14839        14213        15984
03/31/2003       14066            14924        14351        15984
04/30/2003       14661            15555        15533        16016
05/31/2003       15156            16081        16352        16264
06/30/2003       15273            16205        16561        16238


--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.
1The Index comparison shows the change in value of a $10,000 investment in Class A shares of the Fund (at NAV) compared with the corresponding indexes. Index returns reflect total returns and assume reinvestment of dividends but to not include any initial or ongoing expenses. The Fund returns depicted in the chart (at offer) reflect the initial maximum sales charge applicable to Class A shares (5.75%) and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be more or less than the performance shown.
2The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. An index is not available for direct investment.
3The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
4The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of treasury securities with maturities ranging from 1-10 years and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


                            Annual Report l Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03                       Nuveen Large-Cap Value Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $19.93   $19.62   $19.58   $19.99
         --------------------------------------------------------------
         Commencement Date           8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

                    Average Annual Total Returns as of 6/30/03/1/

                    A Shares                      NAV      Offer
                    ---------------------------------------------
                    1-Year                      -6.28%   -11.67%
                    ---------------------------------------------
                    5-Year                      -0.58     -1.75
                    ---------------------------------------------
                    Since Inception              7.15      6.23
                    ---------------------------------------------
                    B Shares                 w/o CDSC     w/CDSC
                    ---------------------------------------------
                    1-Year                      -6.93%   -10.65%
                    ---------------------------------------------
                    5-Year                      -1.28     -1.44
                    ---------------------------------------------
                    Since Inception              6.38      6.38
                    ---------------------------------------------
                    C Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -6.94%
                    ---------------------------------------------
                    5-Year                      -1.29
                    ---------------------------------------------
                    Since Inception              6.36
                    ---------------------------------------------
                    R Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -5.99%
                    ---------------------------------------------
                    5-Year                      -0.32
                    ---------------------------------------------
                    Since Inception              7.44
                    ---------------------------------------------
                    Equity Diversification/2/
                    Financials                            22.08%
                    ---------------------------------------------
                    Consumer Discretionary                18.64
                    ---------------------------------------------
                    Industrials                           13.23
                    ---------------------------------------------
                    Healthcare                             9.83
                    ---------------------------------------------
                    Energy                                 8.25
                    ---------------------------------------------
                    Consumer Staples                       7.85
                    ---------------------------------------------
                    Telecommunication Services             6.47
                    ---------------------------------------------
                    Utilities                              5.16
                    ---------------------------------------------
                    Materials                              3.25
                    ---------------------------------------------
                    Information Technology                 3.20
                    ---------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities                97.96%
Short-Term Investments   2.04

              Top Five Stock Holdings/2/
              Citigroup Inc.                                4.61%
              ---------------------------------------------------
              Bank of America Corporation                   4.11
              ---------------------------------------------------
              Liberty Media Corporation - Class A           3.46
              ---------------------------------------------------
              Wells Fargo & Company                         3.39
              ---------------------------------------------------
              Pfizer Inc.                                   3.27
              ---------------------------------------------------

              Portfolio Statistics
              Net Assets ($000)                         $559,112
              ---------------------------------------------------
              Beta/3/                                       0.72
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $69 billion
              ---------------------------------------------------
              Average P/E (Stocks)                          23.0
              ---------------------------------------------------
              Number of Stocks                                49
              ---------------------------------------------------
              Expense Ratio/4/                              1.45%
              ---------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
2As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
3Beta is based on comparison with the S&P 500. See the inside back cover for more information on beta.
4Class A shares after credit/reimbursement.

                            Annual Report l Page 10

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03          Nuveen Balanced Municipal and Stock Fund
================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $20.79   $21.63   $21.61   $20.46
         --------------------------------------------------------------
         Latest Tax-Exempt
          Dividend/1/                $0.0300  $0.0185  $0.0185  $0.0335
         --------------------------------------------------------------
         Commencement Date           8/07/96  8/07/96  8/07/96  8/07/96
         --------------------------------------------------------------

                    Average Annual Total Returns as of 6/30/03/2/

                    A Shares                      NAV     Offer
                    ---------------------------------------------
                    1-Year                      -0.25%    -5.98%
                    ---------------------------------------------
                    5-Year                       0.63     -0.56
                    ---------------------------------------------
                    Since Inception              4.97      4.07
                    ---------------------------------------------

                    B Shares                 w/o CDSC    w/CDSC
                    ---------------------------------------------
                    1-Year                      -1.01%    -4.92%
                    ---------------------------------------------
                    5-Year                      -0.11     -0.28
                    ---------------------------------------------
                    Since Inception              4.21      4.21
                    ---------------------------------------------

                    C Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -1.01%
                    ---------------------------------------------
                    5-Year                      -0.11
                    ---------------------------------------------
                    Since Inception              4.20
                    ---------------------------------------------

                    R Shares                      NAV
                    ---------------------------------------------
                    1-Year                      -0.02%
                    ---------------------------------------------
                    5-Year                       0.88
                    ---------------------------------------------
                    Since Inception              5.23
                    ---------------------------------------------
                    Equity Diversification/3/
                    Financials                            10.22%
                    ---------------------------------------------
                    Consumer Discretionary                 8.45
                    ---------------------------------------------
                    Industrials                            6.10
                    ---------------------------------------------
                    Healthcare                             4.44
                    ---------------------------------------------
                    Energy                                 3.71
                    ---------------------------------------------
                    Consumer Staples                       3.56
                    ---------------------------------------------
                    Telecommunication Services             2.98
                    ---------------------------------------------
                    Utilities                              2.34
                    ---------------------------------------------
                    Materials                              1.47
                    ---------------------------------------------
                    Information Technology                 1.46
                    ---------------------------------------------

Portfolio Allocation/3/
                                    [CHART]

Municipal Bonds      55.27%
Equities             44.73

              Top Five Stock Holdings/3/
              Citigroup Inc.                                2.11%
              ---------------------------------------------------
              Bank of America Corporation                   1.95
              ---------------------------------------------------
              Liberty Media Corporation - Class A           1.57
              ---------------------------------------------------
              Wells Fargo & Company                         1.50
              ---------------------------------------------------
              Pfizer Inc.                                   1.45
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                          $96,128
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $69 billion
              ---------------------------------------------------
              Average P/E (Stocks)                          23.0
              ---------------------------------------------------
              Number of Stocks                                49
              ---------------------------------------------------
              Duration (Bonds)                              3.73
              ---------------------------------------------------
              Expense Ratio/4/                              1.24%
              ---------------------------------------------------

                         Yields/5/

                         A Shares            NAV Offer
                         ------------------------------
                         SEC 30-Day        1.73%  1.63%
                         ------------------------------
                         Distribution Rate 1.73   1.63
                         ------------------------------

                         B Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.08%
                         ------------------------------
                         Distribution Rate 1.03
                         ------------------------------

                         C Shares            NAV
                         ------------------------------
                         SEC 30-Day        1.08%
                         ------------------------------
                         Distribution Rate 1.03
                         ------------------------------

                         R Shares            NAV
                         ------------------------------
                         SEC 30-Day        2.08%
                         ------------------------------
                         Distribution Rate 1.96
                         ------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Paid July 1, 2003. This is the latest monthly tax-exempt dividend declared during the period ended June 30, 2003. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
2Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
3As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
4Class A shares after credit/reimbursement.
5Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report l Page 11

--------------------------------------------------------------------------------
  Fund Spotlight as of 6/30/03               Nuveen Balanced Stock and Bond Fund
================================================================================

             Quick Facts
                               A Shares B Shares C Shares R Shares
             -----------------------------------------------------
             NAV                 $22.72   $22.72   $22.73   $22.72
             -----------------------------------------------------
             Commencement Date  8/07/96  8/07/96  8/07/96  8/07/96
             -----------------------------------------------------

                  Average Annual Total Returns as of 6/30/03/1/

                  A Shares                        NAV    Offer
                  ----------------------------------------------
                  1-Year                        -0.99%   -6.68%
                  ----------------------------------------------
                  5-Year                         2.44     1.24
                  ----------------------------------------------
                  Since Inception                7.12     6.21
                  ----------------------------------------------

                  B Shares                   w/o CDSC   w/CDSC
                  ----------------------------------------------
                  1-Year                        -1.73%   -5.60%
                  ----------------------------------------------
                  5-Year                         1.68     1.52
                  ----------------------------------------------
                  Since Inception                6.33     6.33
                  ----------------------------------------------

                  C Shares                        NAV
                  ----------------------------------------------
                  1-Year                        -1.73%
                  ----------------------------------------------
                  5-Year                         1.69
                  ----------------------------------------------
                  Since Inception                6.34
                  ----------------------------------------------

                  R Shares                        NAV
                  ----------------------------------------------
                  1-Year                        -0.70%
                  ----------------------------------------------
                  5-Year                         2.70
                  ----------------------------------------------
                  Since Inception                7.39
                  ----------------------------------------------
                  Equity Diversification/2/
                  Financials                             13.68%
                  ----------------------------------------------
                  Consumer Discretionary                 11.42
                  ----------------------------------------------
                  Industrials                             8.18
                  ----------------------------------------------
                  Healthcare                              6.00
                  ----------------------------------------------
                  Energy                                  4.90
                  ----------------------------------------------
                  Consumer Staples                        4.81
                  ----------------------------------------------
                  Telecommunication Services              3.96
                  ----------------------------------------------
                  Utilities                               3.14
                  ----------------------------------------------
                  Materials                               1.97
                  ----------------------------------------------
                  Information Technology                  1.91
                  ----------------------------------------------

Portfolio Allocation/2/
                                    [CHART]

Equities                        59.97%
U.S. Government Obligations     38.05
Short-Term Investments           1.98

              Top Five Stock Holdings/2/
              Citigroup Inc.                                2.83%
              ---------------------------------------------------
              Bank of America Corporation                   2.53
              ---------------------------------------------------
              Liberty Media Corporation - Class A           2.21
              ---------------------------------------------------
              Wells Fargo & Company                         2.00
              ---------------------------------------------------
              Pfizer Inc.                                   1.96
              ---------------------------------------------------
              Portfolio Statistics
              Net Assets ($000)                          $63,595
              ---------------------------------------------------
              Average Market Capitalization (Stocks) $69 billion
              ---------------------------------------------------
              Average P/E (Stocks)                          23.1
              ---------------------------------------------------
              Number of Stocks                                49
              ---------------------------------------------------
              Duration (Bonds)                              4.24
              ---------------------------------------------------
              Expense Ratio/3/                              1.25%
              ---------------------------------------------------

                        Yields/4/

                        A Shares             NAV Offer
                        -------------------------------
                        SEC 30-Day         0.67%  0.63%
                        -------------------------------
                        Distribution Rate  1.85   1.74
                        -------------------------------

                        B Shares             NAV
                        -------------------------------
                        SEC 30-Day        -0.05%
                        -------------------------------
                        Distribution Rate  1.12
                        -------------------------------

                        C Shares             NAV
                        -------------------------------
                        SEC 30-Day        -0.05%
                        -------------------------------
                        Distribution Rate  1.12
                        -------------------------------

                        R Shares             NAV
                        -------------------------------
                        SEC 30-Day         0.96%
                        -------------------------------
                        Distribution Rate  2.10
                        -------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the Fund prospectus.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.
1Returns reflect differences in sales charges and expenses among the share classes. Fund returns assume reinvestment of dividends and capital gains.
 Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return figures.
2As a percentage of total holdings as of June 30, 2003. Holdings are subject to change.
3Class A Shares after credit/reimbursement.
4Distribution Rate Yields may differ from SEC 30-Day Yields due to, among other factors, amortization of post-purchase bond premiums and differences between portfolio earnings and distribution rates.

                            Annual Report l Page 12

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND
June 30, 2003

                                                              Market
 Shares Description                                            Value
--------------------------------------------------------------------
        COMMON STOCKS - 92.7%

        Consumer Discretionary - 4.5%

 88,032 Liberty Media Corporation - Class A #            $ 1,017,650

 35,000 Toys "R" Us, Inc. #                                  424,200
--------------------------------------------------------------------
        Consumer Staples - 4.8%

 22,700 Altria Group, Inc.                                 1,031,488

 25,000 Safeway Inc. #                                       511,500
--------------------------------------------------------------------
        Energy - 10.8%

 19,840 ConocoPhillips                                     1,087,232

 17,000 Kerr-McGee Corporation                               761,600

 15,000 GlobalSantaFe Corporation                            350,100

 22,300 Noble Energy, Inc.                                   842,940

 19,200 Transocean Inc. #                                    421,824
--------------------------------------------------------------------
        Financials - 31.6%

 67,200 AmeriCredit Corp. #                                  574,560

 40,000 Aon Corporation                                      963,200

  9,767 Bank of America Corporation                          771,886

 25,000 CIT Group Inc.                                       616,250

 16,300 Countrywide Financial Corporation                  1,133,991

 11,100 Fannie Mae                                           748,584

 45,400 FelCor Lodging Trust Inc.                            349,126

 18,600 FleetBoston Financial Corporation                    552,606

 28,470 Friedman, Billings, Ramsey Group, Inc. - Class A     381,498

 13,800 The Hartford Financial Services Group, Inc.          694,968

 49,000 IndyMac Bancorp, Inc.                              1,245,580

 14,400 Loews Corporation                                    680,976

 11,000 MGIC Investment Corporation                          513,040

 40,000 PMA Capital Corporation - Class A                    502,800

 12,000 Radian Group Inc.                                    439,800
--------------------------------------------------------------------
        Healthcare - 3.7%

 10,000 Aetna Inc.                                           602,000

 18,600 HCA Inc.                                             595,944
--------------------------------------------------------------------
        Industrials - 5.9%

  9,100 Ingersoll Rand Co., Limited - Class A                430,612

  9,000 Northrop Grumman Corporation                         776,610

 20,500 Raytheon Company                                     673,220
--------------------------------------------------------------------
        Information Technology - 16.2%

190,000 Agere Systems Inc. - Class B #                       437,000

 32,500 Agilent Technologies, Inc. #                         635,375

 27,000 Amdocs Limited #                                     648,000

 65,800 Computer Associates International, Inc.            1,466,024

 52,200 Comverse Technology, Inc. #                          784,566

 65,600 Maxtor Corporation #                                 492,656

----
13

Portfolio of Investments
NUVEEN NWQ MULTI-CAP VALUE FUND (continued)
June 30, 2003

                                                       Market
Shares Description                                      Value
-------------------------------------------------------------
       Information Technology (continued)

90,000 Quantum Corporation #                  $       364,500

75,400 SonicWALL, Inc. #                              361,920
-------------------------------------------------------------
       Materials - 9.0%

52,000 Barrick Gold Corporation                       930,800

14,800 Bowater Incorporated                           554,260

11,200 Companhia Vale do Rio Doce (CVRD) ADR          332,192

30,000 Packaging Corporation of America #             552,900

42,000 Sappi Limited Sponsored ADR                    518,700
-------------------------------------------------------------
       Telecommunication Services - 5.3%

 7,600 ALLTEL Corporation                             366,472

61,300 Sprint Corporation                             882,720

 9,000 Telephone and Data Systems, Inc.               447,300
-------------------------------------------------------------
       Utilities - 0.9%

 7,500 DTE Energy Company                             289,800
-------------------------------------------------------------
       Total Common Stocks (cost $26,519,722)      29,760,970

       ------------------------------------------------------

   Principal                                                        Market
Amount (000) Description                                             Value
--------------------------------------------------------------------------
             CONVERTIBLE BONDS - 1.0%

             Information Technology - 1.0%

      $  280 Agere Systems Inc., Convertible Subordinate           322,000
              Notes, 6.500%, 12/15/09
--------------------------------------------------------------------------
             Total Convertible Bonds (cost $280,000)               322,000

             -------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 9.7%

       3,128 State Street Bank Repurchase Agreement,             3,128,000
              0.930%, dated 6/30/03, due 7/01/03,
              repurchase price $3,128,081, collateralized
              by U.S. Treasury Bonds
--------------------------------------------------------------------------
             Total Short-Term Investments (cost                  3,128,000
              $3,128,000)

             -------------------------------------------------------------
             Total Investments (cost $29,927,722) - 103.4%      33,210,970

             -------------------------------------------------------------
             Other Assets Less Liabilities - (3.4)%            (1,092,889)

             -------------------------------------------------------------
             Net Assets - 100%                             $    32,118,081

             -------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND
June 30, 2003


                                                                                  Market
   Shares Description                                                              Value
----------------------------------------------------------------------------------------
          COMMON STOCKS - 98.1%

          Consumer Discretionary - 18.7%

  168,250 Carnival Corporation                                           $     5,469,808

  302,250 Clear Channel Communications, Inc. #                                12,812,378

  538,889 Comcast Corporation - Class A #                                     16,263,670

  106,299 Gannett Co., Inc.                                                    8,164,826

   58,750 Johnson Controls, Inc.                                               5,029,000

  698,532 Koninklijke (Royal) Philips Electronics N.V. - New York Shares      13,348,947

1,674,900 Liberty Media Corporation - Class A #                               19,361,844

  191,450 Lowe's Companies, Inc.                                               8,222,778

  412,400 Target Corporation                                                  15,605,216
----------------------------------------------------------------------------------------
          Consumer Staples - 7.9%

  178,800 The Clorox Company                                                   7,625,820

  378,650 Diageo plc Sponsored ADR                                            16,569,724

   80,600 The Estee Lauder Companies Inc. - Class A                            2,702,518

  382,950 PepsiCo, Inc.                                                       17,041,275
----------------------------------------------------------------------------------------
          Energy - 8.3%

  256,484 ConocoPhillips                                                      14,055,323

  319,759 EnCana Corp.                                                        12,269,153

  165,150 Exxon Mobil Corporation                                              5,930,537

  141,600 Noble Corporation #                                                  4,856,880

  269,850 Occidental Petroleum Corporation                                     9,053,468
----------------------------------------------------------------------------------------
          Financials - 22.0%

  287,050 American International Group, Inc.                                  15,839,419

  290,850 Bank of America Corporation                                         22,985,876

  602,654 Citigroup Inc.                                                      25,793,591

   76,200 Fannie Mae                                                           5,138,928

  115,050 The Goldman Sachs Group, Inc.                                        9,635,438

  481,400 MetLife, Inc.                                                       13,633,248

  722,006 Travelers Property Casualty Corp. - Class A                         11,479,895

  376,700 Wells Fargo & Company                                               18,985,680
----------------------------------------------------------------------------------------
          Healthcare - 9.8%

   76,100 Anthem, Inc. #                                                       5,871,115

  418,200 HCA Inc.                                                            13,399,128

   66,250 McKesson Corporation                                                 2,367,775

  536,200 Pfizer Inc.                                                         18,311,230

  329,850 Wyeth                                                               15,024,668
----------------------------------------------------------------------------------------
          Industrials - 13.2%

  137,100 Caterpillar Inc.                                                     7,630,986

  855,950 Cendant Corporation #                                               15,681,004

  561,602 General Electric Company                                            16,106,745

  117,263 Northrop Grumman Corporation                                        10,118,624

  268,350 Tyco International Ltd.                                              5,093,283

----
15

Portfolio of Investments
NUVEEN LARGE-CAP VALUE FUND (continued)
June 30, 2003

                                                                                     Market
      Shares Description                                                              Value
-------------------------------------------------------------------------------------------
             Industrials (continued)

     183,850 Union Pacific Corporation                                      $    10,666,977

     122,950 United Technologies Corporation                                      8,708,548
-------------------------------------------------------------------------------------------
             Information Technology - 3.2%

     333,100 Accenture Ltd. - Class A #                                           6,025,779

     558,011 Hewlett-Packard Company                                             11,885,633
-------------------------------------------------------------------------------------------
             Materials - 3.3%

     200,150 Air Products and Chemicals, Inc.                                     8,326,240

      45,900 Alcan Inc.                                                           1,436,211

     201,950 E. I. du Pont de Nemours and Company                                 8,409,197
-------------------------------------------------------------------------------------------
             Telecommunication Services - 6.5%

     529,550 BellSouth Corporation                                               14,101,917

     433,600 Nokia Oyj Sponsored ADR                                              7,124,048

     379,916 Verizon Communications Inc.                                         14,987,685
-------------------------------------------------------------------------------------------
             Utilities - 5.2%

     244,700 Entergy Corporation                                                 12,915,266

     201,850 FirstEnergy Corp.                                                    7,761,133

     194,250 Public Service Enterprise Group Incorporated                         8,207,062
-------------------------------------------------------------------------------------------
             Total Common Stocks (cost $472,961,103)                            548,035,494

             -----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 2.0%

    $ 11,419 State Street Bank Repurchase Agreement, 0.930%, stated              11,419,000
              6/30/03, due 7/01/03, repurchase price $11,419,295,
              collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $11,419,000)                     11,419,000

             -----------------------------------------------------------------------------
             Total Investments (cost $484,380,103) - 100.1%                     559,454,494

             -----------------------------------------------------------------------------
             Other Assets Less Liabilities - (0.1)%                               (342,704)

             -----------------------------------------------------------------------------
             Net Assets - 100%                                              $   559,111,790

             -----------------------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND
June 30, 2003

                                                                                Market
 Shares Description                                                              Value
--------------------------------------------------------------------------------------
        COMMON STOCKS - 44.1%

        Consumer Discretionary - 8.3%

 12,500 Carnival Corporation                                           $       406,375

 24,200 Clear Channel Communications, Inc. #                                 1,025,838

 39,725 Comcast Corporation - Class A #                                      1,198,901

  8,893 Gannett Co., Inc.                                                      683,071

  4,500 Johnson Controls, Inc.                                                 385,200

 54,254 Koninklijke (Royal) Philips Electronics N.V. - New York Shares       1,036,794

128,500 Liberty Media Corporation - Class A #                                1,485,460

 14,900 Lowe's Companies, Inc.                                                 639,955

 30,517 Target Corporation                                                   1,154,763
--------------------------------------------------------------------------------------
        Consumer Staples - 3.5%

 13,600 The Clorox Company                                                     580,040

 29,400 Diageo plc Sponsored ADR                                             1,286,544

  6,350 The Estee Lauder Companies Inc. - Class A                              212,916

 29,100 PepsiCo, Inc.                                                        1,294,950
--------------------------------------------------------------------------------------
        Energy - 3.7%

 20,745 ConocoPhillips                                                       1,136,826

 23,230 EnCana Corp.                                                           891,335

 12,650 Exxon Mobil Corporation                                                454,262

 10,700 Noble Corporation #                                                    367,010

 20,050 Occidental Petroleum Corporation                                       672,678
--------------------------------------------------------------------------------------
        Financials - 10.1%

 21,750 American International Group, Inc.                                   1,200,165

 23,450 Bank of America Corporation                                          1,853,254

 46,759 Citigroup Inc.                                                       2,001,285

  5,850 Fannie Mae                                                             394,524

  9,400 The Goldman Sachs Group, Inc.                                          787,250

 36,750 MetLife, Inc.                                                        1,040,760

 61,609 Travelers Property Casualty Corp. - Class A                            979,583

 28,250 Wells Fargo & Company                                                1,423,800
--------------------------------------------------------------------------------------
        Healthcare - 4.4%

  5,500 Anthem, Inc. #                                                         424,325

 32,050 HCA Inc.                                                             1,026,882

  5,000 McKesson Corporation                                                   178,700

 40,150 Pfizer Inc.                                                          1,371,123

 26,500 Wyeth                                                                1,207,075
--------------------------------------------------------------------------------------
        Industrials - 6.0%

 10,650 Caterpillar Inc.                                                       592,779

 69,150 Cendant Corporation #                                                1,266,828

 43,544 General Electric Company                                             1,248,842

  9,425 Northrop Grumman Corporation                                           813,283

 21,150 Tyco International Ltd.                                                401,427

----
17

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2003

                                                                               Market
Shares Description                                                              Value
-------------------------------------------------------------------------------------
       Industrials (continued)

13,800 Union Pacific Corporation                                      $       800,676

 9,350 United Technologies Corporation                                        662,261
-------------------------------------------------------------------------------------
       Information Technology - 1.4%

25,800 Accenture Ltd. - Class A #                                             466,722

43,051 Hewlett-Packard Company                                                916,986
-------------------------------------------------------------------------------------
       Materials - 1.5%

15,250 Air Products and Chemicals, Inc.                                       634,400

 3,700 Alcan Inc.                                                             115,773

15,500 E. I. du Pont de Nemours and Company                                   645,419
-------------------------------------------------------------------------------------
       Telecommunication Services - 2.9%

41,050 BellSouth Corporation                                                1,093,162

34,900 Nokia Oyj Sponsored ADR                                                573,407

29,447 Verizon Communications Inc.                                          1,161,683
-------------------------------------------------------------------------------------
       Utilities - 2.3%

18,700 Entergy Corporation                                                    986,986

15,600 FirstEnergy Corp.                                                      599,820

15,050 Public Service Enterprise Group Incorporated                           635,862
-------------------------------------------------------------------------------------
       Total Common Stocks (cost $36,414,051)                              42,417,960

       -----------------------------------------------------------------------------

   Principal                                                                  Optional Call                   Market
Amount (000) Description                                                        Provisions* Ratings**          Value
--------------------------------------------------------------------------------------------------------------------
             MUNICIPAL BONDS - 54.6%

             Alabama - 0.5%

    $    455 Alabama Water Pollution Control Authority, Revolving Fund       8/05 at 100.00       AAA        503,530
              Loan Bonds, Series 1994A, 6.625%, 8/15/08 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
             Arizona - 0.1%

         140 Salt River Project Agricultural Improvement and Power           7/03 at 102.00        AA        143,259
              District, Arizona, Electric System Revenue Refunding Bonds,
              Salt River Project, Series 1993B, 5.250%, 1/01/11
--------------------------------------------------------------------------------------------------------------------
             California - 6.9%

       2,495 City of Escondido, California, Multifamily Housing Revenue      7/05 at 101.50       AAA      2,673,892
              Refunding Bonds, Series 1997B, Morning View Terrace
              Apartments, 5.400%, 1/01/27 (Mandatory put 7/01/07)

         735 Northern California Power Agency, Geothermal Project 3            No Opt. Call        A-        826,699
              Revenue Bonds, Series 1993, 5.650%, 7/01/07

         250 Orange County, California, Refunding Recovery Bonds, Series       No Opt. Call       AAA        298,733
              1995A, 6.000%, 6/01/10 - MBIA Insured

       1,495 Palmdale Civic Authority, California, Revenue Bonds, Civic      7/07 at 102.00       AAA      1,677,495
              Center Refinancing, Series 1997A, 5.375%, 7/01/12 - MBIA
              Insured

       1,000 San Diego County, California, Certificates of Participation,    9/09 at 101.00      Baa3      1,089,420
              Burnham Institute, Series 1999, 5.700%, 9/01/11
--------------------------------------------------------------------------------------------------------------------
             Colorado - 3.9%

       1,000 City and County of Denver, Colorado, Airport System Revenue    11/06 at 102.00       AAA      1,109,410
              Bonds, Series 1996B, 5.625%, 11/15/08 (Alternative Minimum
              Tax) - MBIA Insured

       1,000 City and County of Denver, Colorado, Airport Special            1/09 at 101.00       AAA      1,142,820
              Facilities Revenue Bonds, Rental Car Projects, Series 1999A,
              6.000%, 1/01/13 (Alternative Minimum Tax) - MBIA Insured

       2,000 Metropolitan Football Stadium District, Colorado, Sales Tax       No Opt. Call       AAA      1,460,700
              Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured

----
18

   Principal                                                                  Optional Call                     Market
Amount (000) Description                                                        Provisions* Ratings**            Value
----------------------------------------------------------------------------------------------------------------------
             Connecticut - 3.6%

    $  1,075 Connecticut Housing Finance Authority, Housing Mortgage         5/06 at 102.00       AAA $      1,106,154
              Finance Program Bonds, Series 1996B, Subseries B-2, 5.750%,
              11/15/08 (Alternative Minimum Tax)

         695 Connecticut Health and Educational Facilities Authority,          No Opt. Call       BBB          739,376
              Revenue Bonds, Hospital for Special Care Issue, Series
              1997B, 5.125%, 7/01/07

       1,485 Connecticut Development Authority, First Mortgage Gross        12/06 at 103.00      BBB+        1,574,946
              Revenue Healthcare Project Refunding Bonds, Elim Park
              Baptist Home, Inc. Project, Series 1998A, 4.875%, 12/01/07
----------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.6%

             District of Columbia, General Obligation Refunding Bonds,
             Series 1994A-1:
         245  6.500%, 6/01/10 - MBIA Insured                                   No Opt. Call       AAA          303,273
         255  6.500%, 6/01/10 - MBIA Insured                                   No Opt. Call       AAA          311,243
----------------------------------------------------------------------------------------------------------------------
             Georgia - 1.4%

       2,000 Fulton County Development Authority, Georgia, Special           5/08 at 101.00       BB-        1,312,620
              Facilities Revenue Bonds, Delta Air Lines, Inc. Project,
              Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

          25 Georgia Housing and Finance Authority, Single Family Mortgage   6/06 at 102.00       AAA           25,310
              Bonds, Series 1996A, Subseries A-2, 5.875%, 12/01/19
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
             Idaho - 0.8%

         715 Idaho Housing and Finance Association, Single Family Mortgage   1/07 at 102.00       Aa3          759,144
              Bonds, Series 1997D, 5.950%, 7/01/09 (Alternative Minimum
              Tax)
----------------------------------------------------------------------------------------------------------------------
             Illinois - 5.5%

       1,075 Bolingbrook, Will and DuPage Counties, Illinois, Residential      No Opt. Call       AAA        1,309,866
              Mortgage Revenue Bonds, Series 1979, 7.500%, 8/01/10 - FGIC
              Insured

             Illinois Development Finance Authority, Economic Development
             Revenue Bonds, Latin School of Chicago Project, Series 1998:
         270  5.200%, 8/01/11                                                8/08 at 100.00      Baa2          284,742
         200  5.250%, 8/01/12                                                8/08 at 100.00      Baa2          210,248
         580  5.300%, 8/01/13                                                8/08 at 100.00      Baa2          607,411

       1,160 Illinois Health Facilities Authority, Revenue Bonds, St.        7/04 at 102.00     A-***        1,253,218
              Elizabeth's Hospital of Chicago, Inc., Series 1985, 7.250%,
              7/01/05 (Pre-refunded to 7/01/04)

       1,500 Illinois Health Facilities Authority, Revenue Bonds, OSF       11/03 at 102.00         A        1,541,565
              Healthcare System, Series 1993, 6.000%, 11/15/10

          50 Illinois Health Facilities Authority, FHA-Insured Mortgage      2/06 at 102.00       AAA           54,060
              Revenue Bonds, Sinai Health System, Series 1996, 5.500%,
              2/15/09 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------
             Maine - 0.3%

         255 Winslow, Maine, General Obligation Tax Increment Financing      3/07 at 102.00       AAA          292,278
              Bonds, Crowe Rope Industries Project, Series 1997A, 6.000%,
              3/01/11 (Alternative Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.9%

       1,885 Massachusetts Development Finance Agency, Resource Recovery    12/08 at 102.00       BBB        1,762,381
              Revenue Bonds, Ogden Haverhill Project, Series 1998B,
              5.200%, 12/01/13 (Alternative Minimum Tax)

         250 Massachusetts Health and Educational Facilities Authority,      7/06 at 102.00       AAA          285,938
              Revenue Bonds, Melrose-Wakefield Healthcare Corporation
              Issue, Series 1996C, 5.700%, 7/01/08 (Pre-refunded to
              7/01/06)

         730 Massachusetts Turnpike Authority, Western Turnpike Revenue      7/03 at 100.00       AAA          755,222
              Bonds, Series 1997A, 5.550%, 1/01/17 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
             Michigan - 0.4%

         540 Michigan State Hospital Finance Authority, Hospital Revenue     8/08 at 101.00      BBB-          397,202
              Bonds, Detroit Medical Center Obligated Group, Series 1998A,
              5.000%, 8/15/13

----
19

Portfolio of Investments
NUVEEN BALANCED MUNICIPAL AND STOCK FUND (continued)
June 30, 2003

   Principal                                                                  Optional Call                    Market
Amount (000) Description                                                        Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.9%

             Jones County, Mississippi, Hospital Revenue Refunding Bonds,
             South Central Regional Medical Center Project, Series 1997:
    $  1,285  5.350%, 12/01/10                                              12/07 at 100.00      BBB+ $     1,333,290
         500  5.400%, 12/01/11                                              12/07 at 100.00      BBB+         514,605
---------------------------------------------------------------------------------------------------------------------
             Nevada - 1.1%

       1,030 Nevada Housing Division, Single Family Mortgage Bonds,          4/07 at 102.00       Aa3       1,101,482
              Mezzanine Series 1997B-1, 6.000%, 4/01/15 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.6%

       1,450 New Hampshire Higher Educational and Health Facilities          1/07 at 102.00      BBB-       1,515,729
              Authority, Revenue Bonds, New Hampshire College, Series
              1997, 6.200%, 1/01/12
---------------------------------------------------------------------------------------------------------------------
             New York - 7.7%

       1,000 City University of New York, New York, Certificates of            No Opt. Call       AA-       1,122,340
              Participation, John Jay College of Criminal Justice Project
              Refunding, Series 1995A, 6.000%, 8/15/06

         500 Metropolitan Transportation Authority, New York, Transit          No Opt. Call       AAA         576,260
              Facilities Service Contract Bonds, Series 1993O, 5.750%,
              7/01/07

         250 New York City, New York, General Obligation Bonds, Fiscal      11/06 at 101.50         A         269,647
              Series 1997D, 5.875%, 11/01/11

         500 New York City, New York, General Obligation Bonds, Fiscal       4/07 at 101.00         A         559,445
              Series 1997I, 6.000%, 4/15/09

       1,000 New York City, New York, General Obligation Bonds, Fiscal       8/07 at 101.00         A       1,085,370
              Series 1998D, 5.500%, 8/01/10

         285 New York State Urban Development Corporation, State               No Opt. Call       AA-         318,046
              Facilities Revenue Refunding Bonds, Series 1995, 6.250%,
              4/01/06

       1,700 New York State Urban Development Corporation, Project Revenue   7/03 at 102.00       AA-       1,739,134
              Bonds, Cornell Center Grant, Series 1993, 5.900%, 1/01/07

       1,430 New York State Urban Development Corporation, Youth               No Opt. Call       AA-       1,648,318
              Facilities Service Contract Revenue Bonds, Series 1997,
              6.500%, 4/01/07
---------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.2%

       1,625 North Carolina Municipal Power Agency 1, Catawba Electric         No Opt. Call       AAA       2,117,034
              Revenue Bonds, Series 1980, 10.500%, 1/01/10
---------------------------------------------------------------------------------------------------------------------
             Ohio - 3.3%

       1,750 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,         No Opt. Call       BB+       1,630,948
              Emery Air Freight Corporation and Emery Worldwide Airlines,
              Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       1,500 Lorain County, Ohio, Healthcare Facilities Revenue Refunding    2/08 at 101.00       BBB       1,503,225
              Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12
---------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.2%

       1,000 Oklahoma State Industries Authority, Health System Revenue        No Opt. Call       AAA       1,144,150
              Refunding Bonds, INTEGRIS Baptist Medical Center, Series
              1995D, 6.000%, 8/15/07 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.9%

         760 Providence, Rhode Island, General Obligation Bonds, Series      7/07 at 101.00       AAA         881,478
              1997A, 6.000%, 7/15/09 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
             South Carolina - 1.2%

       1,000 Greenville County School District, South Carolina,             12/12 at 101.00       AA-       1,127,180
              Installment Purchase Revenue Bonds, Series 2002, 5.875%,
              12/01/19
---------------------------------------------------------------------------------------------------------------------
             Tennessee - 2.9%

       2,700 Cookeville Industrial Development Board, Tennessee, Hospital   12/03 at 102.00     A-***       2,807,703
              Revenue Refunding Bonds, Cookeville General Hospital
              Project, Series 1993, 5.750%, 10/01/10 (Pre-refunded to
              12/01/03)

----
20

   Principal                                                                  Optional Call                    Market
Amount (000) Description                                                        Provisions* Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
             Texas - 2.6%

    $  2,000 Abilene Higher Education Authority, Inc., Texas, Student Loan  11/08 at 100.00       Aa3 $     2,081,760
              Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13
              (Alternative Minimum Tax)

         250 San Antonio, Texas, Airport System Improvement Revenue Bonds,   7/06 at 101.00       AAA         276,937
              Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax) -
              FGIC Insured

         125 Texas Department of Housing, Single Family Mortgage Revenue     9/06 at 102.00       AAA         134,323
              Bonds, Series 1996E, 5.750%, 3/01/10 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         200 Utah State Board of Regents, Student Loan Revenue Bonds,       11/05 at 102.00       AAA         215,377
              Series 1995N, 6.000%, 5/01/08 (Alternative Minimum Tax) -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Washington - 0.9%

         800 Washington State Public Power Supply System, Revenue            7/06 at 102.00       AAA         907,735
              Refunding Bonds, Project 3, Series 1996A, 5.700%, 7/01/09 -
              AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
    $ 50,200 Total Municipal Bonds (cost $50,380,361)                                                      52,423,671
---------------------------------------------------------------------------------------------------------------------
------------
             Total Long-Term Investments (cost $86,794,412) - 98.7%                                        94,841,631

             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.3%                                                           1,286,424

             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $    96,128,055

             -------------------------------------------------------------------------------------------------------

           #  Non-income producing security.
           * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent auditors):
              Using the higher of Standard & Poor's or Moody's rating. ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.




                                See accompanying notes to financial statements.

----
21

Portfolio of Investments
NUVEEN BALANCED STOCK AND BOND FUND
June 30, 2003


                                                                                Market
 Shares Description                                                              Value
--------------------------------------------------------------------------------------
        COMMON STOCKS - 59.9%

        Consumer Discretionary - 11.4%

 11,550 Carnival Corporation                                           $       375,491

 20,400 Clear Channel Communications, Inc. #                                   864,756

 36,720 Comcast Corporation - Class A #                                      1,108,210

  7,344 Gannett Co., Inc.                                                      564,093

  4,150 Johnson Controls, Inc.                                                 355,240

 48,111 Koninklijke (Royal) Philips Electronics N.V. - New York Shares         919,401

121,600 Liberty Media Corporation - Class A #                                1,405,696

 13,550 Lowe's Companies, Inc.                                                 581,973

 28,583 Target Corporation                                                   1,081,581
--------------------------------------------------------------------------------------
        Consumer Staples - 4.8%

 12,250 The Clorox Company                                                     522,463

 28,400 Diageo plc Sponsored ADR                                             1,242,784

  9,650 The Estee Lauder Companies Inc. - Class A                              144,179

 25,800 PepsiCo, Inc.                                                        1,148,100
--------------------------------------------------------------------------------------
        Energy - 4.9%

 17,705 ConocoPhillips                                                         970,234

 20,592 EnCana Corp.                                                           790,115

 11,400 Exxon Mobil Corporation                                                409,374

  9,650 Noble Corporation #                                                    330,995

 18,200 Occidental Petroleum Corporation                                       610,610
--------------------------------------------------------------------------------------
        Financials - 13.6%

 19,400 American International Group, Inc.                                   1,070,492

 20,300 Bank of America Corporation                                          1,604,309

 42,074 Citigroup Inc.                                                       1,800,767

  5,200 Fannie Mae                                                             350,688

  8,950 The Goldman Sachs Group, Inc.                                          749,563

 36,350 MetLife, Inc.                                                        1,029,432

 51,086 Travelers Property Casualty Corp. - Class A                            812,267

 25,200 Wells Fargo & Company                                                1,270,080
--------------------------------------------------------------------------------------
        Healthcare - 6.0%

  5,100 Anthem, Inc. #                                                         393,465

 29,050 HCA Inc.                                                               930,762

  4,500 McKesson Corporation                                                   160,830

 36,450 Pfizer Inc.                                                          1,244,768

 23,800 Wyeth                                                                1,084,090
--------------------------------------------------------------------------------------
        Industrials - 8.2%

  9,550 Caterpillar Inc.                                                       531,553

 64,700 Cendant Corporation #                                                1,185,304

 38,509 General Electric Company                                             1,104,438

  7,925 Northrop Grumman Corporation                                           683,848

 18,900 Tyco International Ltd.                                                358,722

----
22

                                                                               Market
Shares Description                                                              Value
-------------------------------------------------------------------------------------
       Industrials (continued)

12,450 Union Pacific Corporation                                      $       722,349

 8,613 United Technologies Corporation                                        610,059
-------------------------------------------------------------------------------------
       Information Technology - 1.9%

23,200 Accenture Ltd. - Class A #                                             419,688

37,351 Hewlett-Packard Company                                                795,576
-------------------------------------------------------------------------------------
       Materials - 2.0%

13,750 Air Products and Chemicals, Inc.                                       572,000

 3,300 Alcan Inc.                                                             103,257

13,800 E. I. du Pont de Nemours and Company                                   574,632
-------------------------------------------------------------------------------------
       Telecommunication Services - 4.0%

36,850 BellSouth Corporation                                                  981,316

29,900 Nokia Oyj Sponsored ADR                                                491,257

26,397 Verizon Communications Inc.                                          1,041,361
-------------------------------------------------------------------------------------
       Utilities - 3.1%

16,850 Entergy Corporation                                                    889,343

14,000 FirstEnergy Corp.                                                      538,300

13,500 Public Service Enterprise Group Incorporated                           570,374
-------------------------------------------------------------------------------------
       Total Common Stocks (cost $32,692,896)                              38,100,185

       -----------------------------------------------------------------------------

   Principal                                                                         Market
Amount (000) Description                                                              Value
-------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.0%

             U.S. Treasury Bonds - 7.6%

    $  2,650 7.250%, 5/15/16                                                      3,525,123

       1,095 6.000%, 2/15/26                                                      1,309,253
-------------------------------------------------------------------------------------------
             U.S. Treasury Notes - 30.4%

       2,225 4.750%, 2/15/04                                                      2,277,583

       3,000 7.875%, 11/15/04                                                     3,275,040

       2,885 6.500%, 5/15/05                                                      3,164,937

       2,840 7.000%, 7/15/06                                                      3,283,307

       3,225 4.750%, 11/15/08                                                     3,576,099

       3,215 5.750%, 8/15/10                                                      3,764,190
-------------------------------------------------------------------------------------------
    $ 21,135 Total U.S. Government and Agency Obligations (cost                  24,175,532
              $21,722,077)
-------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 2.0%

       1,257 State Street Bank Repurchase Agreement, 0.930%, dated                1,257,000
              6/30/03, due 7/01/03, repurchase price $1,257,032,
              collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,257,000)                       1,257,000

             -----------------------------------------------------------------------------
             Total Investments (cost $55,671,973) - 99.9%                        63,532,717

             -----------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.1%                                    61,985

             -----------------------------------------------------------------------------
             Net Assets - 100%                                              $    63,594,702

             -----------------------------------------------------------------------------

           #  Non-income producing.


                                See accompanying notes to financial statements.

----
23

Statement of Assets and Liabilities
June 30, 2003

                                                               Multi-Cap       Large-Cap      Municipal     Stock and
                                                                   Value           Value      and Stock          Bond
----------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $29,927,722,
 $484,380,103, $86,794,412 and $55,671,973, respectively)    $33,210,970  $ 559,454,494   $ 94,841,631   $63,532,717
Cash                                                                 525            597             --           937
Receivables:
 Dividends and interest                                           59,058        322,011      1,030,800       340,805
 Investments sold                                                     --      4,829,973      1,438,054       334,431
 Reclaims                                                            837        226,103         14,500        19,258
 Shares sold                                                      80,591        573,710          5,184       155,929
Other assets                                                      39,873        216,544         37,581        16,876
----------------------------------------------------------------------------------------------------------------------
   Total assets                                               33,391,854    565,623,432     97,367,750    64,400,953
----------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                        --             --        369,506            --
Payables:
 Investments purchased                                         1,209,689      4,870,015        377,322       367,231
 Shares redeemed                                                  15,948        442,875        187,489        44,902
Accrued expenses:
 Management fees                                                  22,559        388,470         56,513        38,369
 12b-1 distribution and service fees                               1,295        174,104         42,143        24,044
 Other                                                            24,282        636,178         87,666        69,451
Dividends payable                                                     --             --        119,056       262,254
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                           1,273,773      6,511,642      1,239,695       806,251
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $32,118,081  $ 559,111,790   $ 96,128,055   $63,594,702
----------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                   $ 4,732,438  $ 445,049,507   $ 59,780,397   $36,751,170
Shares outstanding                                               324,058     22,325,749      2,875,363     1,617,640
Net asset value per share                                    $     14.60  $       19.93   $      20.79   $     22.72
Offering price per share (net asset value per share
 plus maximum sales charge of 5.75% of offering price)       $     15.49  $       21.15   $      22.06   $     24.11
----------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                   $   192,864  $  55,129,088   $ 26,533,815   $12,254,557
Shares outstanding                                                13,201      2,810,347      1,226,618       539,318
Net asset value and offering price per share                 $     14.61  $       19.62   $      21.63   $     22.72
----------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                   $   415,691  $  42,104,933   $  9,083,269   $ 7,541,245
Shares outstanding                                                28,440      2,149,922        420,324       331,710
Net asset value and offering price per share                 $     14.62  $       19.58   $      21.61   $     22.73
----------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                   $26,777,088  $  16,828,262   $    730,574   $ 7,047,730
Shares outstanding                                             1,838,338        841,755         35,705       310,249
Net asset value and offering price per share                 $     14.57  $       19.99   $      20.46   $     22.72
----------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------------------------
Capital paid-in                                              $28,509,191  $ 605,727,719   $105,435,103   $62,778,118
Undistributed (Over-distribution of) net investment income        66,204        915,032         (7,029)     (214,448)
Accumulated net realized gain (loss) from investments and
 foreign currency transactions                                   259,438   (122,605,352)   (17,347,238)   (6,829,712)
Net unrealized appreciation of investments and translation
 of assets and liabilities denominated in foreign currencies   3,283,248     75,074,391      8,047,219     7,860,744
----------------------------------------------------------------------------------------------------------------------
Net assets                                                   $32,118,081  $ 559,111,790   $ 96,128,055   $63,594,702
----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
24

Statement of Operations

                                                                   Large-Cap     Municipal     Stock and
                                          Multi-Cap Value            Value       and Stock        Bond
                                    ---------------------------  -------------  ------------  -----------
                                    For the Period
                                           4/01/03
                                           through    Year Ended     Year Ended    Year Ended   Year Ended
                                           6/30/03      3/31/03*        6/30/03       6/30/03      6/30/03
----------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax
 withheld of $627, $1,945,
 $155,959, $12,174 and $10,900,
 respectively)                          $  127,148  $   439,207  $  10,358,635  $    767,570  $   710,258
Interest                                    10,773       25,689        212,909     2,913,605    1,161,645
----------------------------------------------------------------------------------------------------------
Total investment income                    137,921      464,896     10,571,544     3,681,175    1,871,903
----------------------------------------------------------------------------------------------------------
Expenses
Management fees                             58,623      223,605      4,617,218       746,735      464,194
12b-1 service fees - Class A                 1,598          267      1,101,894       152,741       92,928
12b-1 distribution and service
 fees - Class B                                223           15        559,605       283,752      118,052
12b-1 distribution and service
 fees - Class C                                289            5        423,351        93,707       69,747
Shareholders' servicing agent fees
 and expenses                               13,185       38,653      1,414,052       124,743      103,751
Custodian's fees and expenses                4,569       10,797        174,462        79,697       59,388
Trustees' fees and expenses                    546        1,437         53,166         8,528        6,129
Professional fees                            3,731       19,457         81,233        78,973        9,356
Shareholders' reports - printing
 and mailing expenses                        4,127       13,647        195,158        14,743       14,477
Federal and state registration fees         12,132       41,420         47,988        35,127       33,617
Other expenses                                 446       28,515        105,107        11,239        9,775
----------------------------------------------------------------------------------------------------------
Total expenses before custodian
 fee credit and expense
 reimbursement                              99,469      377,818      8,773,234     1,629,985      981,414
 Custodian fee credit                          (96)         (71)          (174)       (3,620)        (349)
 Expense reimbursement                          --      (58,034)            --      (105,399)     (81,642)
----------------------------------------------------------------------------------------------------------
Net expenses                                99,373      319,713      8,773,060     1,520,966      899,423
----------------------------------------------------------------------------------------------------------
Net investment income                       38,548      145,183      1,798,484     2,160,209      972,480
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
 investments and foreign currency
 transactions                              122,796      304,040   (102,927,030)  (10,792,040)  (6,256,468)
Net change in unrealized
 appreciation (depreciation) of
 investments and translation of
 assets and liabilities
 denominated in foreign currencies       5,973,382   (5,274,898)    43,579,772     7,224,223    4,273,544
----------------------------------------------------------------------------------------------------------
Net gain (loss)                          6,096,178   (4,970,858)   (59,347,258)   (3,567,817)  (1,982,924)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
 assets from operations                 $6,134,726  $(4,825,675) $ (57,548,774) $ (1,407,608) $(1,010,444)
----------------------------------------------------------------------------------------------------------

* Information represents the operations of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.



                                See accompanying notes to financial statements.

----
25

Statement of Changes in Net Assets

                                                                                                 Multi-Cap Value
                                                                            --------------------------------------------
                                                                            For the Period               For the Period
                                                                                   4/01/03                     11/01/01
                                                                                   through    Year Ended        through
                                                                                   6/30/03      3/31/03*      3/31/02**
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                          $    38,548  $   145,183     $    76,255
Net realized gain (loss) from investments and foreign currency transactions        122,796      304,040        (162,163)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                                      5,973,382   (5,274,898)      3,795,008
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            6,134,726   (4,825,675)      3,709,100
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                                --           (4)             --
 Class B                                                                                --           --              --
 Class C                                                                                --           --              --
 Class R                                                                                --     (210,892)        (87,948)
From accumulated net realized gains from investments:
 Class A                                                                                --           --              --
 Class B                                                                                --           --              --
 Class C                                                                                --           --              --
 Class R                                                                                --           --              --
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                               --     (210,896)        (87,948)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                                 5,366,743   10,856,508       6,476,191
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                          --      209,644          85,446
-------------------------------------------------------------------------------------------------------------------------
                                                                                 5,366,743   11,066,152       6,561,637
Cost of shares redeemed                                                         (1,494,636)  (9,423,469)     (2,617,779)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions               3,872,107    1,642,683       3,943,858
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                           10,006,833   (3,393,888)      7,565,010
Net assets at the beginning of year                                             22,111,248   25,505,136      17,940,126
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                  $32,118,081  $22,111,248     $25,505,136
-------------------------------------------------------------------------------------------------------------------------

 Undistributed (Over-distribution of) net investment income at the end of
 year                                                                          $    66,204  $    27,656     $    93,043
-------------------------------------------------------------------------------------------------------------------------

                                                                                                 Large-Cap Value
                                                                            ------------- ----------------------------


                                                                               Year Ended     Year Ended     Year Ended
                                                                              10/31/01***        6/30/03        6/30/02
-----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    195,993  $   1,798,484  $   1,645,572
Net realized gain (loss) from investments and foreign currency transactions    5,544,021   (102,927,030)    (4,527,420)
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities denominated in foreign
 currencies                                                                   (5,123,564)    43,579,772    (98,703,834)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                            616,450    (57,548,774)  (101,585,682)
-----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                              --     (1,595,633)    (2,099,538)
 Class B                                                                              --             --             --
 Class C                                                                              --             --             --
 Class R                                                                        (174,593)      (101,587)      (103,668)
From accumulated net realized gains from investments:
 Class A                                                                              --             --             --
 Class B                                                                              --             --             --
 Class C                                                                              --             --             --
 Class R                                                                      (4,885,084)            --             --
-----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                     (5,059,677)    (1,697,220)    (2,203,206)
-----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                              13,322,437     87,633,689     99,540,377
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                                 5,020,199      1,104,303      1,334,197
-----------------------------------------------------------------------------------------------------------------------
                                                                              18,342,636     88,737,992    100,874,574
Cost of shares redeemed                                                      (30,242,303)  (192,651,951)  (121,869,916)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions           (11,899,667)  (103,913,959)   (20,995,342)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (16,342,894)  (163,159,953)  (124,784,230)
Net assets at the beginning of year                                           34,283,020    722,271,743    847,055,973
-----------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 17,940,126  $ 559,111,790  $ 722,271,743
-----------------------------------------------------------------------------------------------------------------------

 Undistributed (Over-distribution of) net investment income at the end of
 year                                                                       $     25,735  $     915,032  $     777,480
-----------------------------------------------------------------------------------------------------------------------

* Information represents the changes in net assets of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
** Information represents the changes in net assets of the PBHG Special Equity
   Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
*** Information represents the changes in net assets of the NWQ Special Equity
    Portfolio (a series of the UAM Funds, Inc.).


                                See accompanying notes to financial statements.

----
26

                                                                                Municipal and Stock
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/03       6/30/02
--------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $  2,160,209  $  3,118,265
Net realized gain (loss) from investments and foreign currency transactions  (10,792,040)   (6,224,529)
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                    7,224,223    (8,156,217)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                   (1,407,608)  (11,262,481)
--------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                      (1,755,276)   (2,446,569)
 Class B                                                                        (376,218)     (633,962)
 Class C                                                                        (123,905)     (213,285)
 Class R                                                                         (24,004)      (31,664)
From accumulated net realized gains from
 investments:
 Class A                                                                              --      (217,873)
 Class B                                                                              --      (103,854)
 Class C                                                                              --       (35,252)
 Class R                                                                              --        (2,330)
--------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (2,279,403)   (3,684,789)
--------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                               5,250,088     7,285,855
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                          1,560,296     2,446,400
--------------------------------------------------------------------------------------------------------
                                                                               6,810,384     9,732,255
Cost of shares redeemed                                                      (20,873,670)  (23,555,735)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                          (14,063,286)  (13,823,480)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        (17,750,297)  (28,770,750)
Net assets at the beginning of year                                          113,878,352   142,649,102
--------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 96,128,055  $113,878,352
--------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year                                       $     (7,029) $    111,424
--------------------------------------------------------------------------------------------------------

                                                                                  Stock and Bond
                                                                            --------------------------
                                                                               Year Ended    Year Ended
                                                                                  6/30/03       6/30/02
-------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                       $    972,480  $  1,137,260
Net realized gain (loss) from investments and foreign currency transactions   (6,256,468)      321,485
Net change in unrealized appreciation
 (depreciation) of investments and translation of
 assets and liabilities denominated in foreign
 currencies                                                                    4,273,544    (5,293,191)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 operations                                                                   (1,010,444)   (3,834,446)
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
 Class A                                                                        (737,489)     (894,605)
 Class B                                                                        (145,321)     (155,167)
 Class C                                                                         (89,537)      (77,058)
 Class R                                                                        (137,291)     (117,577)
From accumulated net realized gains from
 investments:
 Class A                                                                        (104,998)      (17,664)
 Class B                                                                         (33,635)       (4,754)
 Class C                                                                         (19,497)       (2,403)
 Class R                                                                         (16,128)       (2,003)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                                                 (1,283,896)   (1,271,231)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                               9,965,412     9,952,978
Net proceeds from shares issued to shareholders
 due to reinvestment of distributions                                            850,593       836,884
-------------------------------------------------------------------------------------------------------
                                                                              10,816,005    10,789,862
Cost of shares redeemed                                                      (12,911,626)  (10,866,105)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
 share transactions                                                           (2,095,621)      (76,243)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (4,389,961)   (5,181,920)
Net assets at the beginning of year                                           67,984,663    73,166,583
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                               $ 63,594,702  $ 67,984,663
-------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net
 investment income at the end of year                                       $   (214,448) $   (128,827)
-------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
27

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen NWQ Multi-Cap Value Fund ("Multi-Cap Value"), Nuveen Large-Cap Value Fund ("Large-Cap Value"), Nuveen Balanced Municipal and Stock Fund ("Municipal and Stock") and Nuveen Balanced Stock and Bond Fund ("Stock and Bond") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1996.

After the close of business on December 6, 2002, Multi-Cap Value acquired all of the net assets of the PBHG Special Equity Fund ("PBHG Fund") pursuant to a Plan of Reorganization ("Reorganization") previously approved by the shareholders of the PBHG Fund. The acquisition was accomplished by a one for one tax-free exchange of Class R Shares of Multi-Cap Value for the 1,915,116 outstanding shares of the PBHG Fund on December 6, 2002. The PBHG Fund's net assets of $22,711,952 at that date, including $1,704,328 of net unrealized depreciation, were combined with Multi-Cap Value's net assets of $4,000 ($1,000 of each Class A, B, C and R shares). The aggregate net assets of Multi-Cap Value immediately following the acquisition were $22,715,952. Multi-Cap Value commenced operations on December 9, 2002. For accounting purposes, Multi-Cap Value retained the performance and accounting history of the PBHG Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.). As part of the Reorganization, and as previously approved by the Board of Trustees, Multi-Cap Value changed its fiscal year-end from March 31 to June 30 upon completion of the March 31, 2003 fiscal year-end.

Multi-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with large, medium and small capitalizations that are selected on an opportunistic basis in an attempt to provide long-term capital appreciation.

Large-Cap Value invests primarily in a diversified portfolio of large and mid-cap equities of domestic companies in an attempt to provide capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in an attempt to preserve capital, enhance returns or as a temporary defensive measure.

Municipal and Stock invests in a mix of equities and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

Stock and Bond invests in a mix of equities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. Effective April 14, 2003, the Funds began pricing securities traded on Nasdaq at the Nasdaq Official Closing Price. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery and/or when-issued purchase commitments. At June 30, 2003, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Dividends and Distributions to Shareholders
Net ordinary taxable income is declared and distributed to shareholders annually for Multi-Cap Value, Large-Cap Value, and Municipal and Stock, and quarterly for Stock and Bond. Tax-exempt net investment income is declared and distributed to shareholders monthly for Municipal and Stock. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


----
28

Distributions to shareholders of ordinary taxable income, tax-exempt net investment income and net realized capital gains, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund intends to distribute all income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, Municipal and Stock intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. All monthly tax-exempt income dividends paid by Municipal and Stock during the fiscal year ended June 30, 2003, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in options, forward and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended June 30, 2003.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Translations
To the extent that each Fund invests in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions
The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward, options and futures contracts. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund


----
29
records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of June 30, 2003, there were no open foreign currency forward, options or futures contracts.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          Multi-Cap Value
                                   ---------------------------------------------------------------------------------------------
                                       For the Period                                For the Period
                                      4/01/03 through           Year Ended              11/01/01               Year Ended
                                          6/30/03                3/31/03*          through 3/31/02**           10/31/01***
                                   ---------------------  ---------------------  ---------------------  ------------------------
                                    Shares      Amount       Shares       Amount    Shares       Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                           300,816  $ 4,078,246    54,681  $   658,284        --  $        --          --  $         --
  Class B                            12,529      177,169     1,703       20,270        --           --          --            --
  Class C                            28,279      398,477       161        1,993        --           --          --            --
  Class R                            51,612      712,851   791,727   10,175,961   495,851    6,476,191   1,006,130    13,322,437
Shares issued to shareholders due
 to reinvestment of distributions:
  Class A                                --           --        --           --        --           --          --            --
  Class B                                --           --        --           --        --           --          --            --
  Class C                                --           --        --           --        --           --          --            --
  Class R                                --           --    17,874      209,644     6,753       85,446     411,447     5,020,199
---------------------------------------------------------------------------------------------------------------------------------
                                    393,236    5,366,743   866,146   11,066,152   502,604    6,561,637   1,417,577    18,342,636
---------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                            (2,271)     (33,729)  (29,168)    (333,415)       --           --          --            --
  Class B                            (1,031)     (15,063)       --           --        --           --          --            --
  Class C                                --           --        --           --        --           --          --            --
  Class R                          (107,396)  (1,445,844) (747,605)  (9,090,054) (201,039)  (2,617,779) (2,531,829)  (30,242,303)
---------------------------------------------------------------------------------------------------------------------------------
                                   (110,698)  (1,494,636) (776,773)  (9,423,469) (201,039)  (2,617,779) (2,531,829)  (30,242,303)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)             282,538  $ 3,872,107    89,373  $ 1,642,683   301,565  $ 3,943,858  (1,114,252) $(11,899,667)
---------------------------------------------------------------------------------------------------------------------------------

* Information represents the share transactions of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
** Information represents the share transactions of the PBHG Special Equity
   Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
*** Information represents the share transactions of the NWQ Special Equity
    Portfolio (a series of the UAM Funds, Inc.).


----
30

                                                                     Large-Cap Value
                                                  -----------------------------------------------------
                                                          Year Ended                  Year Ended
                                                            6/30/03                    6/30/02
                                                  --------------------------  -------------------------
                                                        Shares         Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           4,207,565  $  79,548,065   3,702,627  $  83,102,447
  Class B                                             158,627      2,892,232     284,665      6,505,287
  Class C                                             147,901      2,701,226     324,865      7,429,027
  Class R                                             135,048      2,492,166     107,997      2,503,616
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              56,950      1,011,999      51,884      1,238,637
  Class B                                                  --             --          --             --
  Class C                                                  --             --          --             --
  Class R                                               5,186         92,304       3,985         95,560
--------------------------------------------------------------------------------------------------------
                                                    4,711,277     88,737,992   4,476,023    100,874,574
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                          (9,012,293)  (165,771,964) (4,263,775)   (97,445,875)
  Class B                                            (812,265)   (14,625,530)   (586,716)   (13,292,592)
  Class C                                            (551,070)   (10,003,415)   (413,987)    (9,412,671)
  Class R                                            (119,887)    (2,251,042)    (74,920)    (1,718,778)
--------------------------------------------------------------------------------------------------------
                                                  (10,495,515)  (192,651,951) (5,339,398)  (121,869,916)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (5,784,238) $(103,913,959)   (863,375) $ (20,995,342)
--------------------------------------------------------------------------------------------------------

                                                                   Municipal and Stock
                                                  -----------------------------------------------------
                                                          Year Ended                  Year Ended
                                                            6/30/03                    6/30/02
                                                  --------------------------  -------------------------
                                                        Shares         Amount      Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             142,491   $  2,862,426     142,944   $  3,283,182
  Class B                                              83,564      1,746,943     116,967      2,748,025
  Class C                                              30,486        635,325      50,634      1,204,597
  Class R                                                 272          5,394       2,238         50,051
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              64,593      1,296,853      83,251      1,914,611
  Class B                                               8,867        185,391      16,120        382,411
  Class C                                               3,181         66,407       5,434        128,819
  Class R                                                 589         11,645         902         20,559
--------------------------------------------------------------------------------------------------------
                                                      334,043      6,810,384     418,490      9,732,255
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (510,378)   (10,252,753)   (591,590)   (13,405,972)
  Class B                                            (404,586)    (8,425,050)   (277,398)    (6,481,651)
  Class C                                            (102,874)    (2,153,778)   (145,130)    (3,374,387)
  Class R                                              (2,120)       (42,089)    (13,032)      (293,725)
--------------------------------------------------------------------------------------------------------
                                                   (1,019,958)   (20,873,670) (1,027,150)   (23,555,735)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (685,915)  $(14,063,286)   (608,660)  $(13,823,480)
--------------------------------------------------------------------------------------------------------


----
31

                                                                  Stock and Bond
                                                  ----------------------------------------------
                                                        Year Ended              Year Ended
                                                          6/30/03                 6/30/02
                                                  ----------------------  ----------------------
                                                     Shares        Amount    Shares        Amount
-------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           92,214  $  1,974,090   146,498  $  3,597,006
  Class B                                          145,087     3,126,202   158,114     3,869,007
  Class C                                          135,588     2,921,125    81,985     2,016,810
  Class R                                           90,794     1,943,995    19,187       470,155
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                           26,783       579,697    24,934       616,596
  Class B                                            4,273        92,319     3,188        78,788
  Class C                                            1,872        40,469     1,310        32,404
  Class R                                            6,406       138,108     4,413       109,096
-------------------------------------------------------------------------------------------------
                                                   503,017    10,816,005   439,629    10,789,862
-------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (328,507)   (7,099,492) (286,319)   (7,048,829)
  Class B                                         (166,673)   (3,566,168)  (89,617)   (2,194,867)
  Class C                                          (90,332)   (1,947,079)  (55,955)   (1,364,526)
  Class R                                          (13,762)     (298,887)  (10,604)     (257,883)
-------------------------------------------------------------------------------------------------
                                                  (599,274)  (12,911,626) (442,495)  (10,866,105)
-------------------------------------------------------------------------------------------------
Net increase (decrease)                            (96,257) $ (2,095,621)   (2,866) $    (76,243)
-------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (excluding short-term investments) of investment securities and U.S. Government and agency obligations for the fiscal year ended June 30, 2003, were as follows:

                                           Multi-Cap    Large-Cap   Municipal   Stock and
                                              Value*        Value   and Stock        Bond
-----------------------------------------------------------------------------------------
Purchases:
  Investment securities                   $6,486,605 $495,320,667 $37,495,827 $35,549,632
  U.S. Government and agency obligations          --           --          --   5,422,943
Sales and maturities:
  Investment securities                    3,309,362  592,282,812  52,262,369  37,268,217
  U.S. Government and agency obligations          --           --          --   5,446,297
-----------------------------------------------------------------------------------------

*For the period April 1, 2003 through June 30, 2003.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities, amortization of premium on debt securities, and timing differences in recognizing certain gains and losses on security transactions.

At June 30, 2003, the cost of investments were as follows:

                      Multi-Cap     Large-Cap   Municipal   Stock and
                          Value         Value   and Stock        Bond
---------------------------------------------------------------------
Cost of investments $29,974,148  $491,559,064 $87,155,899 $56,381,282
---------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2003, were as follows:

                                              Multi-Cap     Large-Cap    Municipal   Stock and
                                                  Value         Value    and Stock        Bond
----------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $ 4,273,901  $ 83,455,487  $ 9,725,631  $7,987,573
  Depreciation                              (1,037,079)  (15,560,057)  (2,039,899)   (836,138)
----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 3,236,822  $ 67,895,430  $ 7,685,732  $7,151,435
----------------------------------------------------------------------------------------------


----
32

The tax components of undistributed net investment income and net realized gains at June 30, 2003, were as follows:

                                          Multi-Cap Large-Cap Municipal Stock and
                                              Value     Value and Stock      Bond
---------------------------------------------------------------------------------
Undistributed net tax-exempt income        $     --  $     --  $     --  $     --
Undistributed net ordinary income*          763,877   878,744   108,157   266,366
Undistributed net long-term capital gains        --        --        --        --
---------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of Multi-Cap Value's distributions paid during the fiscal years ended March 31, 2003 and March 31, 2002, was designated for purposes of the dividends paid deduction as follows:

                                                                          Multi-Cap
2003                                                                          Value
-----------------------------------------------------------------------------------
Distributions from net ordinary income*                                   $210,896
Distributions from net long-term capital gains                                  --
-----------------------------------------------------------------------------------

                                                                          Multi-Cap
2002                                                                          Value
-----------------------------------------------------------------------------------
Distributions from net ordinary income*                                    $79,404
Distributions from net long-term capital gains                                  --
Return of capital                                                            8,543
-----------------------------------------------------------------------------------

* Net ordinary income includes net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002, was designated for purposes of the dividends paid deduction as follows:

                                               Multi-Cap  Large-Cap  Municipal  Stock and
2003                                               Value      Value  and Stock       Bond
-----------------------------------------------------------------------------------------
Distributions from net tax-exempt income             $-- $       -- $1,717,781 $       --
Distributions from net ordinary income*               --  1,697,220    623,033  1,159,839
Distributions from net long-term capital gains        --         --         --    173,874
-----------------------------------------------------------------------------------------

                                                 Large-Cap  Municipal  Stock and
2002                                                 Value  and Stock       Bond
--------------------------------------------------------------------------------
Distributions from net tax-exempt income       $        -- $2,841,543 $       --
Distributions from net ordinary income*          2,203,206    564,209  1,245,557
Distributions from net long-term capital gains          --    359,308     26,824
--------------------------------------------------------------------------------

* Net ordinary income consists of taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

At June 30, 2003, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

                          Multi-Cap   Large-Cap   Municipal  Stock and
                              Value       Value   and Stock       Bond
         -------------------------------------------------------------
         Expiration year:
           2009            $     -- $ 8,847,575 $        -- $       --
           2010                  --   4,045,175     368,520         --
           2011             391,803  74,180,551  10,907,448  4,388,763
         -------------------------------------------------------------
         Total             $391,803 $87,073,301 $11,275,968 $4,388,763
         -------------------------------------------------------------

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2002 through June 30, 2003 ("post-October losses") in accordance with Federal income tax regulations. The following post-October losses are treated as having arisen in the following fiscal year:

                          Large-Cap  Municipal  Stock and
                              Value  and Stock       Bond
                      -----------------------------------
                        $28,353,091 $5,705,910 $1,950,195
                      -----------------------------------


----
33

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

                                  Multi-Cap  Large-Cap  Municipal  Stock and
                                      Value      Value  and Stock       Bond
   --------------------------------------------------------------------------
   For the first $125 million         .8500%     .8500%     .7500%     .7500%
   For the next $125 million          .8375      .8375      .7375      .7375
   For the next $250 million          .8250      .8250      .7250      .7250
   For the next $500 million          .8125      .8125      .7125      .7125
   For the next $1 billion            .8000      .8000      .7000      .7000
   For net assets over $2 billion     .7750      .7750      .6750      .6750
   --------------------------------------------------------------------------

Prior to the Reorganization of Multi-Cap Value, the PBHG Fund paid a management fee of 1.00% of average daily net assets.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Multi-Cap Value through December 7, 2004, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding 1.50% of the average daily net assets. Prior to the Reorganization, the PBHG Fund had an expense limitation of 1.25% of average daily net assets through September 25, 2002 and 1.50% of average daily net assets after September 25, 2002.

The Adviser has agreed to waive part of its management fees and reimburse certain expenses of Large-Cap Value, Municipal and Stock, and Stock and Bond through July 31, 2004, in order to limit total operating expenses (excluding 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.20%, 1.00%, and 1.00%, respectively, of the average daily net assets.

The Adviser may also voluntarily agree to reimburse additional expenses from time to time, in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), a wholly owned subsidiary of Nuveen Investments, Inc., and Institutional Capital Corporation ("ICAP"), in which Nuveen Investments, Inc. holds a minority interest. NWQ manages the investment portfolio of Multi-Cap Value. ICAP manages the investment portfolios of Large-Cap Value, and Stock and Bond, as well as the equity portion of Municipal and Stock's investment portfolio. NWQ and ICAP are compensated for the services from the management fee paid to the Adviser.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

During the fiscal year ended June 30, 2003, Nuveen Investments, LLC (the "Distributor") (formerly, Nuveen Investments), a wholly owned subsidiary of Nuveen Investments, Inc. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                        Multi-Cap Large-Cap Municipal Stock and
                                           Value*     Value and Stock      Bond
 ------------------------------------------------------------------------------
 Sales charges collected (unaudited)       $3,289   $88,670   $74,230   $22,094
 Paid to authorized dealers (unaudited)     2,860    88,115    65,693    19,306
 ------------------------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2003, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                       Value*     Value and Stock      Bond
    -----------------------------------------------------------------------
    Commission advances (unaudited)   $6,885   $54,045   $27,441   $44,308
    -----------------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.


----
34

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2003, the Distributor retained such 12b-1 fees as follows:

                                    Multi-Cap Large-Cap Municipal Stock and
                                       Value*     Value and Stock      Bond
    -----------------------------------------------------------------------
    12b-1 fees retained (unaudited)     $523  $458,100  $220,751  $111,817
    -----------------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2003, as follows:

                                 Multi-Cap Large-Cap Municipal Stock and
                                    Value*     Value and Stock      Bond
       -----------------------------------------------------------------
       CDSC retained (unaudited)      $--  $213,803  $131,660   $59,108
       -----------------------------------------------------------------

* For the period April 1, 2003 through June 30, 2003.

6. Investment Composition

At June 30, 2003, the sector classifications of securities held in the portfolio of investments expressed as a percent of total investments were as follows:

                                   Multi-Cap  Large-Cap  Municipal  Stock and
                                       Value      Value  and Stock       Bond
 -----------------------------------------------------------------------------
 Consumer Discretionary                    4%        19%         8%        11%
 Consumer Staples                          5          8          4          5
 Education and Civic Organizations        --         --          8         --
 Energy                                   10          8          4          5
 Financials                               30         22         10         14
 Healthcare                                4         10         10          6
 Housing/Multifamily                      --         --          3         --
 Housing/Single Family                    --         --          3         --
 Industrials                               6         13          6          8
 Information Technology                   17          3          1          2
 Long-Term Care                           --         --          3         --
 Materials                                 9          3          1          2
 Tax Obligation/General                   --         --          4         --
 Tax Obligation/Limited                   --         --          9         --
 Telecommunication Services                5          6          3          4
 Transportation                           --         --          7         --
 U.S. Guaranteed                           9          3          9         40
 Utilities                                 1          5          6          3
 Water and Sewer                          --         --          1         --
 ----------------------------------------------------------------------------
                                         100%       100%       100%       100%
 ----------------------------------------------------------------------------

38% of the municipal bonds owned by Municipal and Stock are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

7. Subsequent Event - Distributions to Shareholders

Municipal and Stock declared a dividend distribution from its tax-exempt net investment income which was paid on August 1, 2003, to shareholders of record on July 9, 2003, as follows:

                                             Municipal
                                             and Stock
                         -----------------------------
                         Dividend per share:
                           Class A              $.0300
                           Class B               .0185
                           Class C               .0185
                           Class R               .0335

--------------------------------------------------------------------------------



----
35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations         Less Distributions
                                               -----------------------------  ------------------------


MULTI-CAP VALUE



                                                                 Net
                                                           Realized/
                                                     Net  Unrealized
                                     Beginning   Invest-     Invest-              Net                   Ending
                                           Net      ment        ment          Invest-                      Net
                                         Asset    Income        Gain             ment  Capital           Asset     Total
                                         Value (Loss)(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
--------------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 4/01/03- 6/30/03                       $11.54     $ .02      $ 3.04  $ 3.06    $  --   $   --  $   --  $14.60     26.52%
 12/09/02- 3/31/03                       11.86        --        (.27)   (.27)    (.05)      --    (.05)  11.54     (2.26)
Class B (12/02)
 4/01/03- 6/30/03                        11.58        --        3.03    3.03       --       --      --   14.61     26.17
 12/09/02- 3/31/03                       11.86      (.04)       (.24)   (.28)      --       --      --   11.58     (2.36)
Class C (12/02)
 4/01/03- 6/30/03                        11.58      (.01)       3.05    3.04       --       --      --   14.62     26.25
 12/09/02- 3/31/03                       11.86      (.02)       (.26)   (.28)      --       --      --   11.58     (2.36)
Class R (11/97)
 4/01/03- 6/30/03                        11.51       .02        3.04    3.06       --       --      --   14.57     26.59
 Year Ended 3/31:
   2003(f)                               13.92       .08       (2.38)  (2.30)    (.11)      --    (.11)  11.51    (16.52)
 11/01/01- 3/31/02(g)                    11.73       .05        2.20    2.25     (.06)      --    (.06)  13.92     19.20
 Year Ended 10/31:
   2001(h)                               13.28       .08         .09     .17     (.06)   (1.66)  (1.72)  11.73      1.23
   2000(h)                               11.84       .07        1.55    1.62     (.07)    (.11)   (.18)  13.28     13.80
   1999(h)                               10.01       .03        1.88    1.91     (.03)    (.05)   (.08)  11.84     19.33
 11/04/97- 10/31/98(i)                   10.00       .02        (.01)    .01       --       --      --   10.01       .10
--------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                     --------------------------------------------------------------------------------
                                                Before Credit/           After            After Credit/
                                                Reimbursement       Reimbursement(c)     Reimbursement(d)
MULTI-CAP VALUE                              ------------------   ------------------   ------------------
                                                          Ratio                Ratio                Ratio
                                                         of Net               of Net               of Net
                                                        Invest-              Invest-              Invest-
                                                           ment                 ment                 ment
                                             Ratio of    Income   Ratio of    Income   Ratio of    Income
                                             Expenses    (Loss)   Expenses    (Loss)   Expenses    (Loss)
                                      Ending       to        to         to        to         to        to
                                         Net  Average   Average    Average   Average    Average   Average   Portfolio
                                      Assets      Net       Net        Net       Net        Net       Net    Turnover
                                       (000)   Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------------------------
Class A (12/02)
 4/01/03- 6/30/03                    $ 4,732     1.66%*     .59%*     1.66%*     .59%*     1.66%*     .60%*        13%
 12/09/02- 3/31/03                       294     1.78*     (.07)*     1.75*     (.04)*     1.75*     (.04)*        52
Class B (12/02)
 4/01/03- 6/30/03                        193     2.43*     (.08)*     2.43*     (.08)*     2.43*     (.08)*        13
 12/09/02- 3/31/03                        20     3.29*    (1.95)*     2.50*    (1.16)*     2.50*    (1.16)*        52
Class C (12/02)
 4/01/03- 6/30/03                        416     2.44*     (.33)*     2.44*     (.33)*     2.44*     (.33)*        13
 12/09/02- 3/31/03                         2     2.50*     (.62)*     2.50*     (.62)*     2.50*     (.62)*        52
Class R (11/97)
 4/01/03- 6/30/03                     26,777     1.41*      .56*      1.41*      .56*      1.41*      .56*         13
 Year Ended 3/31:
   2003(f)                            21,795     1.61       .37       1.36       .62       1.36       .62          52
 11/01/01- 3/31/02(g)                 25,505     2.21*     (.10)*     1.25*      .86*      1.25*      .86*         14
 Year Ended 10/31:
   2001(h)                            16,996     1.54       .25       1.25       .54       1.25       .54          66
   2000(h)                            29,547     1.66       .09       1.15       .60       1.15       .60          49
   1999(h)                            16,406     1.70      (.22)      1.22       .26       1.22       .26          26
 11/04/97- 10/31/98(i)                14,167     1.98*     (.41)*     1.16*      .42*      1.16*      .42*         23
----------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.
(f) Information represents the performance history of the PBHG Special Equity Fund prior to the Reorganization and the Nuveen NWQ Multi-Cap Value Fund subsequent to the Reorganization.
(g) Information represents the performance history of the PBHG Special Equity Fund and its predecessor fund, the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.), prior to December 14, 2001.
(h) Information represents the performance history of the NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.).
(i) The NWQ Special Equity Portfolio (a series of the UAM Funds, Inc.) commenced performance history on November 4, 1997.



                                See accompanying notes to financial statements.

----
36

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                             Investment Operations         Less Distributions
                                         -----------------------------  ------------------------


LARGE-CAP VALUE


                                                           Net
                                                     Realized/
                                                    Unrealized
                               Beginning       Net     Invest-              Net                   Ending
                                     Net   Invest-        ment          Invest-                      Net
                                   Asset      ment        Gain             ment  Capital           Asset     Total
Year Ended June 30,                Value Income(a)      (Loss)    Total  Income    Gains    Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                             $21.35     $ .08      $(1.43) $(1.35)   $(.07)  $   --  $ (.07) $19.93     (6.28)%
 2002                              24.40       .08       (3.06)  (2.98)    (.07)      --    (.07)  21.35    (12.23)
 2001                              24.35       .16        2.49    2.65     (.21)   (2.39)  (2.60)  24.40     11.02
 2000                              27.07       .22       (1.62)  (1.40)    (.25)   (1.07)  (1.32)  24.35     (5.33)
 1999                              26.50       .19        2.64    2.83     (.04)   (2.22)  (2.26)  27.07     12.37
Class B (8/96)
 2003                              21.08      (.06)      (1.40)  (1.46)      --       --      --   19.62     (6.93)
 2002                              24.19      (.10)      (3.01)  (3.11)      --       --      --   21.08    (12.86)
 2001                              24.17      (.03)       2.46    2.43     (.02)   (2.39)  (2.41)  24.19     10.23
 2000                              26.87       .03       (1.60)  (1.57)    (.06)   (1.07)  (1.13)  24.17     (5.97)
 1999                              26.47       .01        2.61    2.62       --    (2.22)  (2.22)  26.87     11.52
Class C (8/96)
 2003                              21.04      (.06)      (1.40)  (1.46)      --       --      --   19.58     (6.94)
 2002                              24.16      (.10)      (3.02)  (3.12)      --       --      --   21.04    (12.91)
 2001                              24.13      (.03)       2.47    2.44     (.02)   (2.39)  (2.41)  24.16     10.24
 2000                              26.84       .03       (1.61)  (1.58)    (.06)   (1.07)  (1.13)  24.13     (5.97)
 1999                              26.43       .01        2.62    2.63       --    (2.22)  (2.22)  26.84     11.58
Class R (8/96)
 2003                              21.41       .13       (1.43)  (1.30)    (.12)      --    (.12)  19.99     (5.99)
 2002                              24.46       .13       (3.05)  (2.92)    (.13)      --    (.13)  21.41    (11.98)
 2001                              24.41       .22        2.49    2.71     (.27)   (2.39)  (2.66)  24.46     11.24
 2000                              27.14       .28       (1.62)  (1.34)    (.32)   (1.07)  (1.39)  24.41     (5.13)
 1999                              26.52       .24        2.67    2.91     (.07)   (2.22)  (2.29)  27.14     12.71
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                         Ratios/Supplemental Data
                               ---------------------------------------------------------------------------
                                                    Before Credit/         After          After Credit/
                                                    Reimbursement     Reimbursement(c)   Reimbursement(d)
LARGE-CAP VALUE                                   -----------------  -----------------  -----------------
                                                    Ratio              Ratio              Ratio
                                                   of Net             of Net             of Net
                                                  Invest-            Invest-            Invest-
                                        Ratio of     ment  Ratio of     ment  Ratio of     ment
                                        Expenses   Income  Expenses   Income  Expenses   Income
                                 Ending       to       to        to       to        to       to
                                    Net  Average  Average   Average  Average   Average  Average  Portfolio
                                 Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,               (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                          $445,050     1.45%     .45%     1.45%     .45%     1.45%     .45%        90%
 2002                           577,946     1.36      .33      1.36      .33      1.36      .33         81
 2001                           672,917     1.34      .62      1.33      .63      1.32      .64         90
 2000                           669,651     1.34      .82      1.30      .85      1.30      .86        155
 1999                           793,546     1.28      .72      1.24      .76      1.24      .76        134
Class B (8/96)
 2003                            55,129     2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                            73,011     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                            91,117     2.09     (.13)     2.08     (.11)     2.07     (.11)        90
 2000                            93,275     2.09      .08      2.06      .11      2.05      .12        155
 1999                            95,174     2.03     (.01)     1.99      .03      1.99      .03        134
Class C (8/96)
 2003                            42,105     2.21     (.31)     2.21     (.31)     2.21     (.31)        90
 2002                            53,729     2.11     (.42)     2.11     (.42)     2.11     (.42)        81
 2001                            63,835     2.09     (.14)     2.07     (.13)     2.07     (.12)        90
 2000                            55,303     2.11      .06      2.07      .09      2.05      .10        155
 1999                            41,071     2.02      .01      1.98      .04      1.98      .04        134
Class R (8/96)
 2003                            16,828     1.20      .70      1.20      .70      1.20      .70         90
 2002                            17,585     1.11      .58      1.11      .58      1.11      .58         81
 2001                            19,188     1.09      .86      1.08      .88      1.07      .88         90
 2000                            17,604     1.10     1.06      1.06     1.09      1.05     1.10        155
 1999                            16,904     1.03      .96       .99     1.00       .99     1.00        134
-----------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
37

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                               Investment Operations        Less Distributions
                                           ----------------------------  ------------------------


MUNICIPAL and STOCK


                                                            Net
                                                      Realized/
                                                     Unrealized
                                 Beginning       Net    Invest-              Net                   Ending
                                       Net   Invest-       ment          Invest-                      Net
                                     Asset      ment       Gain             ment  Capital           Asset     Total
Year Ended June 30,                  Value Income(a)     (Loss)    Total  Income    Gains    Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                               $21.45      $.49     $ (.57) $ (.08)   $(.58)  $   --  $ (.58) $20.79      (.25)%
 2002                                24.15       .61      (2.54)  (1.93)    (.71)    (.06)   (.77)  21.45     (8.11)
 2001                                24.31       .73       1.09    1.82     (.85)   (1.13)  (1.98)  24.15      7.60
 2000                                25.45       .74       (.96)   (.22)    (.81)    (.11)   (.92)  24.31      (.83)
 1999                                25.46       .62        .70    1.32     (.65)    (.68)  (1.33)  25.45      5.49
Class B (8/96)
 2003                                22.14       .36       (.60)   (.24)    (.27)      --    (.27)  21.63     (1.01)
 2002                                24.74       .45      (2.60)  (2.15)    (.39)    (.06)   (.45)  22.14     (8.78)
 2001                                24.70       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.74      6.85
 2000                                25.65       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.70     (1.57)
 1999                                25.53       .46        .68    1.14     (.34)    (.68)  (1.02)  25.65      4.71
Class C (8/96)
 2003                                22.12       .35       (.59)   (.24)    (.27)      --    (.27)  21.61     (1.01)
 2002                                24.72       .46      (2.61)  (2.15)    (.39)    (.06)   (.45)  22.12     (8.79)
 2001                                24.68       .56       1.10    1.66     (.49)   (1.13)  (1.62)  24.72      6.86
 2000                                25.63       .57       (.97)   (.40)    (.44)    (.11)   (.55)  24.68     (1.57)
 1999                                25.51       .45        .69    1.14     (.34)    (.68)  (1.02)  25.63      4.71
Class R (8/96)
 2003                                21.17       .53       (.57)   (.04)    (.67)      --    (.67)  20.46      (.02)
 2002                                23.90       .67      (2.52)  (1.85)    (.82)    (.06)   (.88)  21.17     (7.84)
 2001                                24.13       .78       1.09    1.87     (.97)   (1.13)  (2.10)  23.90      7.84
 2000                                25.33       .80       (.96)   (.16)    (.93)    (.11)  (1.04)  24.13      (.64)
 1999                                25.39       .68        .71    1.39     (.77)    (.68)  (1.45)  25.33      5.81
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                           Ratios/Supplemental Data
                                 ---------------------------------------------------------------------------
                                                      Before Credit/         After          After Credit/
                                                      Reimbursement     Reimbursement(c)   Reimbursement(d)
MUNICIPAL and STOCK                                 -----------------  -----------------  -----------------
                                                      Ratio              Ratio              Ratio
                                                     of Net             of Net             of Net
                                                    Invest-            Invest-            Invest-
                                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                                          Expenses   Income  Expenses   Income  Expenses   Income
                                   Ending       to       to        to       to        to       to
                                      Net  Average  Average   Average  Average   Average  Average  Portfolio
                                   Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                            $ 59,780     1.35%    2.34%     1.25%    2.44%     1.24%    2.45%        38%
 2002                              68,197     1.29     2.64      1.25     2.68      1.25     2.68         34
 2001                              85,586     1.26     2.96      1.24     2.98      1.24     2.98         37
 2000                              93,400     1.26     2.95      1.21     3.01      1.20     3.02         53
 1999                             123,917     1.23     2.49      1.19     2.52      1.19     2.52         52
Class B (8/96)
 2003                              26,534     2.10     1.60      2.00     1.71      1.99     1.71         38
 2002                              34,071     2.04     1.89      2.00     1.93      2.00     1.93         34
 2001                              41,641     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                              45,779     2.01     2.20      1.96     2.26      1.95     2.27         53
 1999                              52,718     1.98     1.80      1.94     1.83      1.94     1.83         52
Class C (8/96)
 2003                               9,083     2.10     1.59      2.00     1.69      1.99     1.70         38
 2002                              10,828     2.04     1.89      2.00     1.94      2.00     1.94         34
 2001                              14,302     2.01     2.22      1.99     2.23      1.99     2.23         37
 2000                              14,837     2.01     2.21      1.96     2.27      1.95     2.28         53
 1999                              20,498     1.98     1.76      1.94     1.80      1.94     1.80         52
Class R (8/96)
 2003                                 731     1.10     2.58      1.00     2.69       .99     2.69         38
 2002                                 783     1.04     2.90      1.00     2.94      1.00     2.94         34
 2001                               1,120     1.01     3.21      1.00     3.22       .99     3.23         37
 2000                               1,111     1.01     3.20       .96     3.26       .95     3.26         53
 1999                               1,182      .98     2.72       .94     2.76       .94     2.77         52
-------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
38

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                                 Investment Operations         Less Distributions
                                             ----------------------------  -------------------------


STOCK and BOND


                                                              Net
                                                        Realized/
                                                       Unrealized
                                   Beginning       Net    Invest-              Net                    Ending
                                         Net   Invest-       ment          Invest-                       Net
                                       Asset      ment       Gain             ment  Capital            Asset     Total
Year Ended June 30,                    Value Income(a)     (Loss)    Total  Income    Gains    Total   Value Return(b)
-------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                                 $23.48      $.38     $ (.65) $ (.27)   $(.43)  $ (.06)  $ (.49) $22.72      (.99)%
 2002                                  25.25       .44      (1.73)  (1.29)    (.47)    (.01)    (.48)  23.48     (5.14)
 2001                                  25.20       .57       2.00    2.57     (.58)   (1.94)   (2.52)  25.25     10.39
 2000                                  27.18       .69      (1.02)   (.33)    (.70)    (.95)   (1.65)  25.20     (1.23)
 1999                                  26.39       .58       1.93    2.51     (.57)   (1.15)   (1.72)  27.18     10.21
Class B (8/96)
 2003                                  23.48       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.72     (1.73)
 2002                                  25.25       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.48     (5.86)
 2001                                  25.20       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.25      9.58
 2000                                  27.18       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.20     (1.97)
 1999                                  26.39       .39       1.93    2.32     (.38)   (1.15)   (1.53)  27.18      9.39
Class C (8/96)
 2003                                  23.49       .22       (.65)   (.43)    (.27)    (.06)    (.33)  22.73     (1.73)
 2002                                  25.26       .25      (1.72)  (1.47)    (.29)    (.01)    (.30)  23.49     (5.86)
 2001                                  25.21       .37       2.00    2.37     (.38)   (1.94)   (2.32)  25.26      9.58
 2000                                  27.19       .50      (1.02)   (.52)    (.51)    (.95)   (1.46)  25.21     (1.93)
 1999                                  26.39       .40       1.93    2.33     (.38)   (1.15)   (1.53)  27.19      9.39
Class R (8/96)
 2003                                  23.47       .44       (.64)   (.20)    (.49)    (.06)    (.55)  22.72      (.70)
 2002                                  25.24       .50      (1.72)  (1.22)    (.54)    (.01)    (.55)  23.47     (4.90)
 2001                                  25.19       .62       2.01    2.63     (.64)   (1.94)   (2.58)  25.24     10.66
 2000                                  27.18       .76      (1.03)   (.27)    (.77)    (.95)   (1.72)  25.19     (1.02)
 1999                                  26.39       .65       1.93    2.58     (.64)   (1.15)   (1.79)  27.18     10.48
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                            Ratios/Supplemental Data
                                   --------------------------------------------------------------------------
                                                       Before Credit/         After          After Credit/
                                                       Reimbursement     Reimbursement(c)   Reimbursement(d)
STOCK and BOND                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended June 30,                  (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (8/96)
 2003                              $36,751     1.38%    1.64%     1.25%    1.77%     1.25%    1.77%        68%
 2002                               42,907     1.40     1.61      1.25     1.76      1.24     1.77         82
 2001                               49,030     1.41     2.04      1.25     2.20      1.24     2.21         73
 2000                               52,470     1.38     2.50      1.21     2.66      1.20     2.67         81
 1999                               67,512     1.36     2.10      1.19     2.27      1.19     2.27         96
Class B (8/96)
 2003                               12,255     2.13      .89      2.00     1.02      2.00     1.02         68
 2002                               13,067     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                               12,243     2.15     1.28      2.00     1.43      1.99     1.44         73
 2000                               11,200     2.13     1.76      1.96     1.92      1.95     1.93         81
 1999                               12,856     2.11     1.38      1.94     1.54      1.94     1.54         96
Class C (8/96)
 2003                                7,541     2.13      .90      2.00     1.03      2.00     1.03         68
 2002                                6,686     2.15      .86      2.00     1.01      1.99     1.02         82
 2001                                6,498     2.15     1.29      2.00     1.44      1.99     1.45         73
 2000                                6,620     2.13     1.76      1.96     1.93      1.95     1.93         81
 1999                                7,142     2.10     1.38      1.94     1.54      1.94     1.55         96
Class R (8/96)
 2003                                7,048     1.13     1.90      1.00     2.03      1.00     2.03         68
 2002                                5,324     1.15     1.86      1.00     2.01       .99     2.02         82
 2001                                5,396     1.15     2.27      1.00     2.42       .99     2.43         73
 2000                                4,625     1.13     2.74       .96     2.91       .95     2.92         81
 1999                                4,445     1.11     2.37       .94     2.53       .94     2.53         96
--------------------------------------------------------------------------------------------------------------

(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) After expense reimbursement from the Adviser, where applicable.
(d) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
39

Report of Independent Auditors


To the Board of Trustees and Shareholders of Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen NWQ Multi-Cap Value Fund, Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the "Funds") at June 30, 2003, the results of each of their operations for the periods then ended, the changes in each of their net assets for the periods then ended, the financial highlights of Nuveen NWQ Multi-Cap Value Fund for the periods then ended and the financial highlights of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Nuveen Large-Cap Value Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Balanced Stock and Bond Fund for the periods ended June 30, 2001 and prior were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion on those statements in their report dated August 20, 2001.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
August 19, 2003


----
40

                                     Notes

----
41

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                         Number of
                                                                                                       Portfolios in
Name,                       Position(s)      Year First  Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or  Including other Directorships                  Overseen by
and Address                 the Fund        Appointed(2) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


--------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994     Chairman and Director (since 1996) of Nuveen       140
3/28/49                     Board and                    Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                      LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                        (since 1996) of Nuveen Advisory Corp. and
                                                         Nuveen Institutional Advisory Corp.;
                                                         Chairman and Director (since 1997) of Nuveen
                                                         Asset Management, Inc.; Director (since
                                                         1996) of Institutional Capital Corporation;
                                                         Chairman and Director (since 1999) of
                                                         Rittenhouse Asset Management, Inc.; Chairman
                                                         of Nuveen Investments Advisers Inc. (since
                                                         2002).

Trustees who are not interested persons of the Funds:


--------------------------------------------------------------------------------------------------------------------
William E. Bennett          Trustee             2001     Private Investor; previously, President and        140
10/16/46                                                 Chief Executive Officer, Draper & Kramer,
333 W. Wacker Drive                                      Inc., a private company that handles
Chicago, IL 60606                                        mortgage banking, real estate development,
                                                         pension advisory and real estate management
                                                         (1995-1998). Prior thereto, Executive Vice
                                                         President and Chief Credit Officer of First
                                                         Chicago Corporation and its principal
                                                         subsidiary, The First National Bank of
                                                         Chicago.


--------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997     Private Investor and Management Consultant.        134
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993     Retired (August 1989) as Senior Vice               134
7/29/34                                                  President of The Northern Trust Company;
333 W. Wacker Drive                                      Director of the United Way of Highland
Chicago, IL 60606                                        Park-Highwood (since 2002).


--------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999     President, The Hall-Perrine Foundation, a           70
10/22/48                                                 private philanthropic corporation (since
333 W. Wacker Drive                                      1996); Director, Alliant Energy; Director
Chicago, IL 60606                                        and Vice Chairman, United Fire & Casualty
                                                         Company; Director, Federal Reserve Bank of
                                                         Chicago; formerly, President and Chief
                                                         Operating Officer, SCI Financial Group,
                                                         Inc., a regional financial services firm.


--------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee             1994     Retired, formerly, Executive Director (since       134
1/26/33                                                  1998) of Manitoga/The Russel Wright Design
333 W. Wacker Drive                                      Center; prior thereto, President and Chief
Chicago, IL 60606                                        Executive Officer of Blanton-Peale Institute
                                                         (since 1990); prior thereto, Vice President,
                                                         Metropolitan Life Insurance Co.


--------------------------------------------------------------------------------------------------------------------
William L. Kissick          Trustee             1992     Professor Emeritus, School of Medicine and          70
7/29/32                                                  the Wharton School of Management and former
333 W. Wacker Drive                                      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                        Economics, University of Pennsylvania;
                                                         Adjunct Professor, Health Policy and
                                                         Management, Yale University.


--------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand        Trustee             1992     Retired; previously, Vice President in              70
11/11/31                                                 charge of Municipal Underwriting and Dealer
333 W. Wacker Drive                                      Sales at The Northern Trust Company.
Chicago, IL 60606

----
42

--------------------------------------------------------------------------------

                                                                                                 Number of
                                                                                               Portfolios in
Name,                Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or  Including other Directorships                  Overseen by
and Address          the Fund       Appointed(2) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Peter R. Sawers      Trustee            1991     Adjunct Professor of Business and Economics,       134
4/3/33                                           University of Dubuque, Iowa; formerly
333 W. Wacker Drive                              (1991-2000) Adjunct Professor, Lake Forest
Chicago, IL 60606                                Graduate School of Management, Lake Forest,
                                                 Illinois; prior thereto, Executive Director,
                                                 Towers Perrin Australia, a management
                                                 consulting firm; Chartered Financial
                                                 Analyst; Certified Management Consultant;
                                                 Director, Executive Service Corps of
                                                 Chicago, a not-for-profit organization.


------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997     Senior Partner and Chief Operating Officer,        134
9/24/44                                          Miller-Valentine Group, Vice President,
333 W. Wacker Drive                              Miller-Valentine Realty, a development and
Chicago, IL 60606                                contract company; Chair, Miami Valley
                                                 Hospital; Chair, Miami Valley Economic
                                                 Development Coalition; formerly, Member,
                                                 Community Advisory Board, National City
                                                 Bank, Dayton, Ohio and Business Advisory
                                                 Council, Cleveland Federal Reserve Bank.


------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997     Executive Director, Gaylord and Dorothy            134
12/29/47                                         Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                              thereto, Executive Director, Great Lakes
Chicago, IL 60606                                Protection Fund (from 1990 to 1994).


------------------------------------------------------------------------------------------------------------
Sheila W. Wellington Trustee            1994     President (since 1993) of Catalyst (a               70
2/24/32                                          not-for-profit organization focusing on
333 W. Wacker Drive                              women's leadership development in business
Chicago, IL 60606                                and the professions).

Officers of the Funds:


------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988     Managing Director (since 2002), Assistant          140
9/9/56               Administrative              Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                     formerly, Vice President and Assistant
Chicago, IL 60606                                General Counsel of Nuveen Investments, LLC;
                                                 Managing Director (since 2002), General
                                                 Counsel and Assistant Secretary, formerly,
                                                 Vice President of Nuveen Advisory Corp. and
                                                 Nuveen Institutional Advisory Corp.;
                                                 Managing Director (since 2002), Assistant
                                                 Secretary and Associate General Counsel,
                                                 formerly, Vice President (since 2000), of
                                                 Nuveen Asset Management, Inc.; Assistant
                                                 Secretary of Nuveen Investments, Inc. (since
                                                 1994); Assistant Secretary of NWQ Investment
                                                 Management Company, LLC (since 2002); Vice
                                                 President and Assistant Secretary of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Managing Director, Associate General Counsel
                                                 and Assistant Secretary of Rittenhouse Asset
                                                 Management, Inc. (since May 2003); Chartered
                                                 Financial Analyst.


------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000     Vice President (since 2002), formerly,             140
2/3/66               and Assistant               Assistant Vice President (since 2000),
333 W. Wacker Drive  Secretary                   previously, Associate of Nuveen Investments,
Chicago, IL 60606                                LLC.


------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo    Vice President     1999     Vice President of Nuveen Investments, LLC          140
11/28/67             and Treasurer               (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                              President (since 1997); Vice President and
Chicago, IL 60606                                Treasurer of Nuveen Investments, Inc. (since
                                                 1999); Vice President and Treasurer of
                                                 Nuveen Advisory Corp. and Nuveen
                                                 Institutional Advisory Corp (since 1999);
                                                 Vice President and Treasurer of Nuveen Asset
                                                 Management, Inc. (since 2002) and of Nuveen
                                                 Investments Advisers Inc. (since 2002);
                                                 Assistant Treasurer of NWQ Investment
                                                 Management Company, LLC (since 2002);
                                                 Chartered Financial Analyst.

----
43

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                 Position(s)     Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or  Including other Directorships                  Overseen by
and Address           the Fund       Appointed(2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President     2001     Vice President of Nuveen Advisory Corp.            140
9/8/54                                            (since 2001); previously, Vice President of
333 W. Wacker Drive                               Van Kampen Investment Advisory Corp. (since
Chicago, IL 60606                                 1998); Vice President of Nuveen
                                                  Institutional Advisory Corp. (since 2002);
                                                  prior thereto, Assistant Vice President of
                                                  Van Kampen Investment Advisory Corp. (since
                                                  1994).


-------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     2000     Vice President (since 2002) and Assistant          140
9/24/64               and Secretary               General Counsel (since 1998); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1998) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Vice President
                                                  (since 2002) and Assistant Secretary (since
                                                  1998), formerly Assistant Vice President of
                                                  Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.


-------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998     Vice President of Nuveen Investments, LLC;         140
10/24/45                                          Vice President (since 1998) of Nuveen
333 W. Wacker Drive                               Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                 Advisory Corp.


-------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995     Managing Director (since 2002) of Nuveen           140
3/2/64                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               2001), formerly Vice President of Nuveen
Chicago, IL 60606                                 Advisory Corp. and Nuveen Institutional
                                                  Advisory Corp. (since 1995); Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 2001); Vice President of Nuveen
                                                  Investment Advisers Inc. (since 2002);
                                                  Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998     Vice President (since 1993) and Funds              140
5/31/54               and Controller              Controller (since 1998) of Nuveen
333 W. Wacker Drive                               Investments, LLC and Vice President and
Chicago, IL 60606                                 Funds Controller (since 1998) of Nuveen
                                                  Investments, Inc.; Certified Public
                                                  Accountant.


-------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000     Vice President (since 2000) of Nuveen              140
3/22/63                                           Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                               President (since 1999); prior thereto,
Chicago, IL 60606                                 Associate of Nuveen Investments, LLC;
                                                  Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002     Vice President (since 1999), previously,           140
8/27/61                                           Assistant Vice President (since 1993) of
333 W. Wacker Drive                               Nuveen Investments, LLC.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------
Larry W. Martin       Vice President     1988     Vice President, Assistant Secretary and            140
7/27/51               and Assistant               Assistant General Counsel of Nuveen
333 W. Wacker Drive   Secretary                   Investments, LLC; Vice President and
Chicago, IL 60606                                 Assistant Secretary of Nuveen Advisory Corp.
                                                  and Nuveen Institutional Advisory Corp.;
                                                  Assistant Secretary of Nuveen Investments,
                                                  Inc. and (since 1997) Nuveen Asset
                                                  Management, Inc.; Vice President (since
                                                  2000), Assistant Secretary and Assistant
                                                  General Counsel (since 1998) of Rittenhouse
                                                  Asset Management, Inc.; Vice President and
                                                  Assistant Secretary of Nuveen Investments
                                                  Advisers Inc. (since 2002); Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002).


-------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV   Vice President     1996     Managing Director (since 2002) of Nuveen           140
7/7/65                                            Investments, LLC; Managing Director (since
333 W. Wacker Drive                               1997), formerly Vice President (since 1996)
Chicago, IL 60606                                 of Nuveen Advisory Corp. and Nuveen
                                                  Institutional Advisory Corp.; Managing
                                                  Director of Nuveen Asset Management, Inc.
                                                  (since 1999). Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

----
44

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager                        Legal Counsel              Transfer Agent and
Nuveen Institutional Advisory Corp. Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive               Chicago, IL                Boston Financial
Chicago, IL 60606                                              Data Services, Inc.
                                    Independent Auditors       Nuveen Investor Services
Sub-Advisers                        PricewaterhouseCoopers LLP P.O. Box 8530
NWQ Investment Management           Chicago, IL                Boston, MA 02266-8530
Company, LLC                                                   (800) 257-8787
2049 Century Park East              Custodian
Los Angeles, CA 90067               State Street Bank & Trust
Institutional Capital Corporation   Boston, MA
225 West Wacker Drive
Chicago, IL 60606

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Market Capitalization: The market capitalization of a company is equal to the number of the company's common shares outstanding multiplied by the current price of the company's stock. The average market capitalization of a mutual fund's portfolio gives a measure of the size of the companies in which the fund invests.

Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Price/Earnings Ratio (P/E Ratio): The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. The average of the price/earnings ratio of a Fund is a weighted average of all the current P/E ratios of the stocks in a mutual fund's portfolio.

Beta: Beta is a measure of a equity's or a fund's sensitivity to underlying market movements. The higher the beta, the more volatile the equity or fund can be expected to be in relation to the market. The beta of the comparative underlying market is 1.00 by definition, so that a beta of 1.20 means that the fund has performed 20% better than its benchmark in up markets and 20% worse in down markets, assuming all other factors remain constant.

Net Asset Value (NAV): A fund's NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.




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NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

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                          Serving

            Investors

                                  for Generations
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                                  Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

                                  Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

                                  Managing $88 billion in assets, Nuveen
                                  Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

                                  To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.




Distributed by

Nuveen Investments, LLC 333 West Wacker Drive Chicago, Illinois 60606 www.nuveen.com

MAN-GRINC-0603D

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 1. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5-6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment hereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certification required by Rule 30a-2(b) under the Act
(17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 or Title 18 of the United States Code (18 U.S.C. 1350) or an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of
Section 18 of the Exchange Act (15 U.S. C. 7r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date September 9, 2003
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date September 9, 2003
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date September 9, 2003
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.